SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-05071 or 33-13247
SATURNA INVESTMENT TRUST
(Exact Name of Registrant as Specified in Charter)
1300 N. State Street
Bellingham, Washington 98225-4730
(Address of Principal Executive Offices, including ZIP Code)
Nicholas F. Kaiser
1300 N. State Street
Bellingham, Washington 98225-4730
(Name and Address of Agent for Service)
Registrant's Telephone Number- (360) 734-9900
Date of fiscal year end: November 30, 2007
Date of reporting period: November 30, 2007

Item 1. Report To Stockholders

Sextant
Mutual Funds

Short-Term Bond	Bond Income	Core	Growth	International

Annual Report

November 30, 2007

Fiscal Year-end Performance Summary (unaudited)

For fiscal periods ended November 30, 2007, comparative total returns and percentile Morningstar™ category rankings (1 is best)† are:

	1 Year	3 Year	5 Year	10 Year	Expense Ratio¹

Sextant Short-Term Bond vs. Morningstar™ Short-Term Bond Category
Fund	5.51%	3.61%	3.45%	4.64%	1.59%

Morningstar Category	4.20%	3.29%	3.09%	4.45%	N/A

Rank (category size)	20 (440)	37 (370)	29 (275)	39 (156)	N/A

Sextant Bond Income vs. Morningstar™ Intermediate-Term Bond Category
Fund	4.53%	3.57%	4.30%	5.62%	1.48%

Morningstar Category	4.18%	3.84%	4.48%	5.24%	N/A

Rank (category size)	57 (1087)	72 (956)	57 (820)	30 (406)	N/A

Sextant Growth vs. Morningstar™ Mid-Cap Growth Category
Fund	9.74%	13.41%	14.50%	9.66%	1.46%

Morningstar Category	14.14%	12.68%	14.82%	8.07%	N/A

Rank (category size)	71 (974)	43 (811)	54 (679)	33 (276)	N/A

Sextant International vs. Morningstar™ Foreign Large Blend Category
Fund	21.90%	21.23%	22.69%	10.75%	1.30%

Morningstar Category	18.36%	19.52%	19.89%	8.17%	N/A

Rank (category size)	20 (725)	24 (567)	12 (471)	11 (226)	N/A

Performance data quoted above represents past performance and is no guarantee of future results. Results are shown for 12 months ending November 30, 2007 ("1 Year" column above) because the Sextant Funds' performance fees are based on the same period. Results are shown for other fiscal periods by regulation.

Mutual fund performance changes over time and currently may be significantly higher or lower than stated herein. Performance current to the most recent month-end is published online at www.saturna.com and is available by calling toll free (800) SATURNA. Total returns are historical and include change in share value, and reinvestment of dividends and capital gains, if any. Share price, yield, and return will vary and you may have a gain or loss when you sell your shares. Funds that invest in foreign securities may involve greater risk, including political and economic uncertainties of foreign countries as well as the risk of currency fluctuations.

¹ By regulation, the expense ratios shown in this table are as of the Funds' most recent prospectus dated March 30, 2007, incorporating results from the 2006 fiscal year, and differ from expense ratios shown elsewhere in this report as they represent different fiscal periods.

The Sextant Core Fund began operations March 30, 2007 and does not yet have annualized returns to report.

†Source: Morningstar™ 11/30/07. Morningstar™, Inc. is an independent fund performance monitor. Rankings are determined monthly from total returns by Morningstar™, by category as determined by Morningstar™. The average total return for a category is determined by Saturna Capital, utilizing the Morningstar™ database. The 12-month Rank shows how each Fund ranks in its Morningstar™ peer category for the year ended November 30, 2007.

For each fund with at least a three-year history, Morningstar™ calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating™ for a fund is derived from a weighted average of performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating™ metrics.

Sextant Short-Term Bond was 75th of 440 Short-Term Bond funds in the last year, 113th of 370 funds in the last 3 years, 68th of 275 funds in the last 5 years and 53rd of 156 funds in the last 10 years. With respect to these Short-Term Bond funds, Sextant Short-Term Bond received a Morningstar Rating™ of 3, 3, 4 and 3 stars among 370, 370, 275 and 156 funds for the Overall, 3-, 5- and 10-year periods ended 11/30/07, respectively.

Sextant Bond Income was 526th of 1085 Intermediate-Term Bond funds in the last year, 586th of 956 funds in the last 3 years, 392nd of 820 funds in the last 5 years and 102nd of 406 funds in the last 10 years. With respect to these Intermediate-term Bond funds, Sextant Bond Income received a Morningstar Rating™ of 3, 2, 3 and 3 stars among 956, 956, 820 and 406 funds for the Overall, 3-, 5- and 10-year periods ended 11/30/07, respectively.

Sextant Growth was 569th of 974 Mid-Cap Growth funds in the last year, 284th of 811 funds in the last 3 years, 301st of 679 funds in the last 5 years and 74th of 276 funds in the last 10 years. With respect to these Mid-Cap Growth funds, Sextant Growth received a Morningstar Rating™ of 3, 3, 3 and 4 stars among 811, 811, 679 and 276 for the Overall, 3-, 5- and 10-year periods ended 11/30/07, respectively.

Sextant International was 123rd of 725 Foreign Large Blend funds in the last year, 115th of 567 funds in the last 3 years, 46th of 471 funds in the last 5 years and 20th of 226 funds in the last 10 years. With respect to these Foreign Large Blend funds, Sextant International received a Morningstar Rating™ of 4, 4, 4 and 3 stars among 567, 567, 471 and 226 funds for the Overall, 3-, 5- and 10-year periods ended 11/30/07, respectively.

Sextant Core is not yet rated by Morningstar™.

2	November 30, 2007 Annual Report

Fellow Shareowners: (unaudited)

The last year painfully illustrated to millions the pitfalls of investing where financial interests diverge. Problems inevitably happen when the adviser (broker, bank, rating agency, etc.) earns an up-front commission or fee, rather than earning a fee only from the investor's long-term success. The Sextant Funds provide a solution by paying a management fee that varies with performance, rather than paying sales commissions. Indeed, the Sextant funds provide a rare opportunity to invest with the "insiders" — on average, almost 35% of each Sextant fund is owned by the trustees, officers, and their related accounts.

We watch our money — and yours — carefully. Our investments did well for us again in 2007, the fifth straight fiscal year of strong returns. For the 12 months ended November 30, 2007, Sextant Growth returned 9.74%, and Sextant International had another stellar year, returning 21.90%. The more conservative bond funds, Sextant Short-Term Bond and Sextant Bond Income, returned 5.51% and 4.53%, respectively.

Two recent changes are bearing fruit. First, shareowners adopted a Rule 12b-1 distribution plan, resulting in Sextant funds being available at the major mutual fund supermarkets, such as Fidelity Investments and Charles Schwab. Second, a new fund, designed to be a "one decision" default option for retirement plans as well as other long-term investors began operations in March: Sextant Core Fund. The result is that the assets in the now five Sextant funds topped $40 million at the end of November 2007. Total shares outstanding grew in every Fund this year.

The International Scene

The sterling performance of Sextant International this year is largely attributable to the dollar, which continued its seven-year dive. A weaker dollar means that foreign investments are worth more U.S. currency. Should the dollar persist in trending downwards, Sextant International's U.S.-dollar returns should continue to be positive. Meanwhile, the universe of U.S.-traded foreign securities is decreasing as isolationist U.S. financial policies drive large international companies to move their financing activities to other countries.

Slowing Economy

Financial stocks suffered heavily during the second half of 2007, as past zeal for dubious lending products — especially sub-prime mortgages — haunted banks and brokers. Weakness in construction as the housing bubble unwinds and slowing consumption as gasoline prices take larger chunks of the family budget are now spreading caution in all economic sectors. The crisis has, if anything, bolstered our commitment to long-term investing with a moderate amount of risk. As Edmund Burke said, "Better be despised for too anxious apprehensions, than ruined by too confident security." Further information on each Sextant fund is found in its section of this report. The Sextant funds stress

The five Sextant Funds have over $40 million in assets, up 37% this year.

low operating expenses and employ a "fulcrum" advisory fee structure that rewards or penalizes Saturna Capital for investment results. Perhaps uniquely, equity portfolio brokerage commission expenses are entirely borne by the adviser, Saturna Capital. Consequently, the Sextant funds cannot use portfolio brokerage to pay any expenses of the Funds or of the adviser.

Sextant's commitment to value-oriented investing continues to offer investors excellent mutual funds. Our portfolio managers welcome your comments and suggestions. And we invite you to invest your money with ours.

Respectfully,

Nicholas Kaiser, President
(Manager, Sextant Growth, Sextant International; Co-manager, Sextant Core)

Phelps McIlvaine, Vice President
(Manager, Sextant Short-Term Bond, Sextant Bond Income; Co-manager, Sextant Core)

December 29, 2007

November 30, 2007 Annual Report	3

Quarter-end Performance Summary (unaudited)

For fiscal periods ended December 31, 2007, comparative total returns and percentile Morningstar™ category rankings (1 is best)† are:

	1 Year	3 Year	5 Year	10 Year	Expense Ratio¹

Sextant Short-Term Bond vs. Morningstar™ Short-Term Bond Category
Fund	5.79%	3.63%	3.06%	4.56%	1.59%

Morningstar Category	4.29%	3.25%	2.88%	4.41%	N/A

Rank (category size)	18 (444)	33 (374)	39 (282)	39 (159)	N/A

Sextant Bond Income vs. Morningstar™ Intermediate-Term Bond Category
Fund	5.42%	3.16%	3.56%	5.43%	1.48%

Morningstar Category	4.70%	3.53%	4.07%	5.16%	N/A

Rank (category size)	50 (1097)	75 (967)	73 (826)	38 (414)	N/A

Sextant Growth vs. Morningstar™ Mid-Cap Growth Category
Fund	9.91%	12.14%	15.68%	9.87%	1.46%

Morningstar Category	15.09%	11.23%	16.33%	8.06%	N/A

Rank (category size)	74 (967)	41 (811)	57 (682)	28 (291)	N/A

Sextant International vs. Morningstar™ Foreign Large Blend Category
Fund	16.76%	18.48%	23.90%	10.32%	1.30%

Morningstar Category	12.71%	17.22%	20.31%	7.94%	N/A

Rank (category size)	18 (743)	28 (557)	8 (462)	11 (227)	N/A

Performance data quoted above represents past performance and is no guarantee of future results.

¹ By regulation, the expense ratios shown in this table are as of the Funds' most recent prospectus dated March 30, 2007, incorporating results from the 2006 fiscal year, and differ from expense ratios shown elsewhere in this report as they represent different fiscal periods.

†Source: Morningstar™ 12/31/07. Morningstar™, Inc. is an independent fund performance monitor. Rankings are determined monthly from total returns by Morningstar™, by category as determined by Morningstar™. The average total return for a category is determined by Saturna Capital, utilizing the Morningstar™ database. The 12-month Rank shows how each Fund ranks in its Morningstar™ peer category for the year ended December 31, 2007.

Sextant Short-Term Bond was 66th of 444 Short-Term Bond funds in the last year, 102nd of 374 funds in the last 3 years, 95th of 282 funds in the last 5 years and 53rd of 159 funds in the last 10 years. With respect to these Short-Term Bond funds, Sextant Short-Term Bond received a Morningstar Rating™ of 3, 3, 3 and 3 stars among 374, 374, 282 and 159 funds for the Overall, 3-, 5- and 10-year periods ended 12/31/07, respectively.

Sextant Bond Income was 466th of 1097 Intermediate-Term Bond funds in the last year, 620th of 967 funds in the last 3 years, 514th of 826 funds in the last 5 years and 131st of 414 funds in the last 10 years. With respect to these Intermediate-term Bond funds, Sextant Bond Income received a Morningstar Rating™ of 2, 2, 2 and 3 stars among 967, 967, 826 and 414 funds for the Overall, 3-, 5- and 10-year periods ended 12/31/07, respectively.

Sextant Growth was 600th of 967 Mid-Cap Growth funds in the last year, 273rd of 811 funds in the last 3 years, 319th of 682 funds in the last 5 years and 66th of 291 funds in the last 10 years. With respect to these Mid-Cap Growth funds, Sextant Growth received a Morningstar Rating™ of 3, 3, 3 and 4 stars among 811, 811, 682 and 291 for the Overall, 3-, 5- and 10-year periods ended 12/31/07, respectively.

Sextant International was 115th of 743 Foreign Large Blend funds in the last year, 131st of 557 funds in the last 3 years, 32nd of 462 funds in the last 5 years and 21st of 227 funds in the last 10 years. With respect to these Foreign Large Blend funds, Sextant International received a Morningstar Rating™ of 4, 4, 4 and 3 stars among 557, 557, 462 and 227 funds for the Overall, 3-, 5- and 10-year periods ended 12/31/07, respectively.

Sextant Core is not yet rated by Morningstar™.

4	November 30, 2007 Annual Report

Sextant Short-Term Bond Fund

Discussion of Fund Performance (unaudited)

Fiscal Year 2007

For the fiscal year ending November 30, 2007, the Sextant Short Term Bond Fund returned 5.51%. Reflecting price stability, the share price moved in a narrow range from $5.01 to $4.86, a maximum variation of 3.06%. Fund shares outstanding remained unchanged. For the last five years the Fund earned 3.45% and for the last ten years, the annualized return averaged 4.64%. The Fund's annual expense ratio held steady at 0.75%, reflecting Saturna Capital's voluntary actions to limit total expenses.

Factors Affecting Past Performance

Over the last twelve months, the subprime mortgage loan debacle forced investors to re-evaluate the default risk of their investments. Many did not like what the found. Higher-risk bonds have appropriately fallen in price, increasing yields after years at extremely low levels. Low central bank rates from 2001 to 2004 forced investors to allocate capital to higher risk assets in an effort to bolster flagging portfolio income. With the return of the Federal Funds rate to 5.25%, this process was reversed. Then loan delinquencies drove investors to question their investments in high-risk subprime loans. This caused a re-allocation of capital resources across all sectors of the fixed income markets, forcing rates higher for worthy borrowers and shutting out many unworthy borrowers all together. This was a critical and healthy adjustment that will permit the markets to return to more normal operations within a year.

The following table provides a summary of portfolio holdings by bond quality ratings as of November 30, 2007.

Ratings Established	By Adviser	By Standard & Poor's	By Moody's Investor Services
AAA	34.8%	34.8%	34.8%

AA	3.3%	11.6%	3.3%

A	39.8%	35.6%	39.8%

BBB	15.2%	11.2%	15.2%

Unrated	0.0%	0.0%	0.0%

Other assets	6.8%	6.8%	6.8%

It was an unusual year, where higher quality earned higher returns — quite the opposite of the last five years, where lower quality earned higher returns. Intermediate U.S. Treasury notes produced total returns over 9%. In general, a flight to quality and a lower Federal Funds rate produced steeper yield curves with the highest returns falling within the 3 to 7 year range. The Fund's 5.51% annual return compared favorably with the 4.20% return of its Morningstar category due to its slightly higher credit quality and longer relative maturity.

Looking Forward

The U.S. economy is entering a recession. To react, the Federal Reserve will provide stimulus. Inflation may accelerate as a result. Default rates on high yield debt could rise substantially in 2008. Once markets stabilize, the current flight to quality in the fixed income markets will unwind.

For 2008, we will continue to buy only high-grade bonds. Their yields have now reached their most attractive relative levels since 2001. We will look for opportunities to add AAA & AA corporate names to the portfolio. For the next six months, we believe the probability of falling rates is greater than the probability of rising rates and will maintain portfolio duration. Risk has been re-priced and higher relative returns on investment grade risk are at hand. We look forward to another year of positive real returns for the Fund without taking unnecessary credit or duration risk.

Management Fee Calculations

The Sextant Short-Term Bond Fund calculates part of its management fee based on a comparison of the Fund's return to the average return of the Morningstar™ category Short-Term Bond. The Fund's 12-month return (5.51%) was more than one percent but less than two percent above the Morningstar™ average (4.20%) at month-end November 30, 2007. Therefore, the basic performance-based annual management fee of 0.60% was increased to 0.70% for the month of December 2007. Note that the management fee and distribution expense are almost entirely waived due to the adviser's voluntary cap (0.75%) on Fund expenses.

Comparison to Index: Sextant Short Term Bond Fund vs. Citigroup Gov./Corp. Inv. Grade Index 1-3 Years (unaudited)
Comparison of any mutual fund to a market index must be made bearing in mind that the Index is unmanaged, and expense-free. Conversely, the fund will (1) be actively managed, (2) have an objective other than mirroring the index, such as limiting risk, (3) bear transaction and other costs, (4) stand ready to buy and sell its securities to shareowners on a daily basis, and (5) provide a wide range of services. The graph to the right compares $10,000 invested in the Fund on November 30, 1997 to a similar amount invested in the Citigroup Gov./Corp. Investment Grade Bond Index for maturities between one and three years, which reflects the types of securities in which Sextant Short-Term Bond Fund invests. The graph shows that an investment in the Fund would have risen to $15,735 versus $16,410 in the Index.

(The accompanying notes are an integral part of these financial statements.)	November 30, 2007 Annual Report	5

Sextant Short-Term Bond Fund

Investments
Rating¹	Issuer	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

Computers
A+	IBM	5.05% due 10/22/2012	$135,000	$136,973	4.6%

Energy
A-	ConocoPhillips	8.75% due 5/25/2010	100,000	109,933	3.7%
A	Haliburton	5.50% due 10/15/2010	132,000	136,286	4.5%
BBB+	Marathon Oil	6.00% due 7/1/2012	120,000	124,796	4.2%

			352,000	371,015	12.4%

Finance
AAA	HSBC Finance	6.375% due 10/15/2011	100,000	102,746	3.4%
A+	Lehman Brothers Holdings	5.75% due 4/25/2011	100,000	101,095	3.4%
A+	International Lease Finance (AIG)	5.00% due 4/15/2010	125,000	125,802	4.2%

			325,000	329,643	11.0%

Food Production
BBB	Fortune Brands	5.125% due 1/15/2011	120,000	121,460	4.0%
A+	WM Wrigley Jr.	4.30% due 7/15/2010	100,000	100,677	3.4%

			220,000	222,137	7.4%

Machinery
A	Caterpillar	7.25% due 9/15/2009	100,000	105,019	3.5%
A-	Rockwell Automation	6.15% due 1/15/2008	95,000	95,084	3.2%

			195,000	200,103	6.7%

Medical
A	Amgen	6.50% due 12/1/2007	90,000	90,000	3.0%
A+	AstraZeneca	5.40% due 9/15/2012	125,000	129,047	4.3%

			215,000	219,047	7.3%

Retail
A-	TJ X Companies	7.45% due 12/15/2009	95,000	100,657	3.4%

Telecommunications
BBB+	Verizon New England Tel.	4.75% due 10/1/2013	129,000	124,425	4.2%

U.S. Government
AAA	U.S. Treasury Note	4.00% due 6/15/2009	200,000	202,766	6.8%
AAA	U.S. Treasury Note	4.00% due 4/15/2010	200,000	204,359	6.8%

			400,000	407,125	13.6%

U.S. Government Agency
AAA	Federal Farm Credit Bank	4.62% due 12/7/2009	100,000	100,007	3.3%
AAA	Federal Farm Credit Bank	5.79% due 6/5/2013	200,000	204,854	6.8%
AAA	Federal Home Loan Bank	4.60% due 5/18/2009	120,000	120,005	4.0%
AAA	Federal Home Loan Mortgage	4.125% due 11/6/2009	120,000	119,965	4.0%
AAA	Federal National Mortgage Assoc.	4.00% due 2/23/2010	120,000	123,294	4.1%

			660,000	668,125	22.2%

(Continued on next page)

6	November 30, 2007 Annual Report	(The accompanying notes are an integral part of these financial statements.)

Sextant Short-Term Bond Fund

Investments
Rating¹	Issuer	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

Utilities
BBB	Scottish Power	4.91% due 3/15/2010	$100,000	$100,091	3.3%

Total investments		(Cost = $2,839,435)	$2,826,000	$2,879,341	96.1%
Other assets (net of liabilities)				116,020	3.9%

Total net assets				$2,995,361	100.0%

¹Ratings are the lesser of Standard & Poor's or Moody's Investor Services

Top Ten Holdings		Industry Allocation:

% of Fund Assets
Federal Farm Credit Bank	6.8%	Industry weightings are shown as a percentage of net assets.

U.S. Treasury Note (4.00% due 4/15/2010)	6.8%

U.S. Treasury Note (4.00% due 6/15/2009)	6.8%

IBM	4.6%

Haliburton	4.5%

AstraZeneca	4.3%

International Lease Finance (AIG)	4.2%

Marathon Oil	4.2%

Verizon New England Tel.	4.2%

Federal National Mortgage Assoc.	4.1%

(The accompanying notes are an integral part of these financial statements.)	November 30, 2007 Annual Report	7

Sextant Short-Term Bond Fund

Financial Highlights	Year Ended November 30,
Selected data per share of capital stock outstanding throughout the year:	2007	2006	2005	2004	2003

Net asset value at beginning of year	$4.90	$4.85	$4.97	$5.09	$5.07
Income from investment operations
Net investment income	0.17	0.16	0.17	0.19	0.23
Net gain or loss on securities (both realized and unrealized)	0.09	0.05	(0.12)	(0.12)	0.02

Total from investment operations	0.26	0.21	0.05	0.07	0.25

Less distributions
Dividends (from net investment income)	(0.17)	(0.16)	(0.17)	(0.19)	(0.23)

Total distributions	(0.17)	(0.16)	(0.17)	(0.19)	(0.23)

Paid-in capital from early redemption fees¹	0.00²	0.00²	0.00²	-	-

Net asset value at end of year	$4.99	$4.90	$4.85	$4.97	$5.09

Total return	5.51%	4.41%	0.96%	1.41%	5.00%

Ratios/supplemental data
Net assets ($000), end of year	$2,995	$2,937	$2,557	$2,255	$2,259
Ratio of expenses to average net assets
Before fee waivers and custody fee credits	1.58%	1.39%	1.23%	1.14%	1.17%
After fee waivers and custody fee credits	0.75%	0.57%	0.59%	0.58%	0.60%
Ratio of net investment income after waivers and custody credits to average net assets	3.54%	3.41%	3.35%	3.80%	4.47%
Portfolio turnover rate	28%	41%	33%	37%	22%

¹Redemption fee adopted March 29, 2005	²Amount is less than $0.01

Statement of Assets and Liabilities	As of November 30, 2007

Assets
Bond investments (cost $2,839,435)	$2,879,341
Cash	84,745
Interest receivable	38,729
Due from affiliates	2,079

Total assets		$3,004,894

Liabilities
Payable for Fund shares redeemed	4,166
Other liabilities	3,737
Payable to affiliates	854
Distribution payable	776

Total liabilities		9,533

Net Assets		$2,995,361

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	2,998,634
Accumulated net investment income	1,740
Accumulated net realized loss	(44,919)
Unrealized net appreciation on investments	39,906

Net assets applicable to Fund shares outstanding		$2,995,361

Fund shares outstanding		600,212

Net asset value, offering and redemption price per share		$4.99

8	November 30, 2007 Annual Report	(The accompanying notes are an integral part of these financial statements.)

Sextant Short-Term Bond Fund

Statement of Operations	For the year ended November 30, 2007

Investment income
Interest income	$123,149

Gross investment income		$123,149

Expenses
Investment adviser and administration fees	17,165
Filing and registration fees	9,558
Distribution fees	7,153
Audit fees	2,338
Chief compliance officer expenses	2,050
Custodian fees	1,893
Insurance	1,793
Legal fees	1,540
Printing and postage	959
Trustee fees	661
Other expenses	226

Total gross expenses	45,336

Less adviser fees waived	(21,858)
Less custodian fees waived	(1,893)

Net expenses		21,585

Net investment income		101,564

Net realized gain on investments
Proceeds from sales	760,970

Less cost of securities sold (based on identified cost)	(755,272)

Realized net gain		5,698
Unrealized gain on investments
End of year	39,906
Beginning of year	(9,754)

Increase in unrealized gain for year		49,660

Net realized and unrealized gain		55,358

Net increase in net assets resulting from operations		$156,922

Statement of Changes in Net Assets
	Year ended Nov. 30, 2007	Year ended Nov. 30, 2006

Increase in net assets
From operations
Net investment income	$101,564	$87,091
Net realized gain (loss) on investments	5,698	(10,899)
Net increase in unrealized appreciation	49,660	34,663

Net increase in net assets	156,922	110,855

Dividends to shareowners from
Net investment income	(101,484)	(85,431)

From Fund share transactions
Proceeds from sales of shares	660,050	828,422
Value of shares issued in reinvestment of dividends	93,006	84,144

	753,056	912,566

Early redemption fees retained	16	64
Cost of shares redeemed	(750,521)	(557,227)

Net increase in net assets	2,551	355,403

Total increase in net assets	$57,989	$380,827

Net assets
Beginning of year	2,937,372	2,556,545
End of year	$2,995,361	$2,937,372

Undistributed net investment income	1,740	1,660

Shares of the Fund sold and redeemed
Number of shares sold	134,418	170,721
Number of shares issued in reinvestment of dividends	18,956	17,342
Number of shares redeemed	(153,241)	(114,974)

Net increase in number of shares outstanding	133	73,089

(The accompanying notes are an integral part of these financial statements.)	November 30, 2007 Annual Report	9

Sextant Bond Income Fund

Discussion of Fund Performance (unaudited)

Fiscal Year 2007

For the fiscal year ending November 30, 2007, the Sextant Bond Income Fund returned 4.53%. The share price moved in a range from $4.96 to $4.71, a maximum variation of 5.08%. Fund shares outstanding rose 1%. Annual total returns for the last five and ten years were 4.30% and +562%, respectively. The Fund's annual expense ratio remained at 0.90%, reflecting Saturna Capital's voluntary actions to limit total expenses.

Factors Affecting Past Performance

One year ago, we wrote "...Fund assumed below average risk and earned below average returns out of concern for the lack of compensation paid for added maturity and credit risks." Since then the Fund maintained a "normal" dollar weighted average maturity and raised the overall dollar weighted credit quality of the portfolio. These high quality positions were rewarded in 2007. Higher-risk bonds have appropriately fallen in price, increasing yields after years at extremely low levels. Low central bank rates from 2001 to 2004 forced investors to allocate capital to higher risk assets in an effort to bolster flagging portfolio income. With the return of the Federal Funds rate to 5.25%, this process was reversed. Then loan delinquencies drove investors to question their investments in high-risk subprime loans. This caused a re-allocation of capital resources across all sectors of the fixed income markets, forcing rates higher for worthy borrowers and shutting out many unworthy borrowers all together.

It was an unusual year, where higher quality earned higher returns - quite the opposite of the last five years, where lower quality earned higher returns. Intermediate U.S. Treasury notes produced total returns over 9%. In general, a flight to quality and a lower Federal Funds rate produced steeper yield curves with the highest returns falling within the 3 to 7 year range. The Fund's 4.53% annual return compared favorably with the 4.18% return of its Morningstar "Intermediate Term Bond" peer group due to its slightly higher credit quality.

The following table provides a summary of portfolio holdings by bond quality ratings as of November 30, 2007.

Ratings Established	By Adviser	By Standard & Poor's	By Moody's Investor Services
AAA	25.1%	23.6%	22.1%

AA	11.2%	7.9%	12.4%

A	42.5%	44.9%	39.6%

BBB	17.6%	15.3%	17.6%

Unrated	0.0%	4.7%	4.7%

Other assets	3.6%	3.6%	3.6%

Looking Forward

The U.S. economy is entering a recession. To react, the Federal Reserve will provide stimulus. Inflation may accelerate as a result. Default rates on high yield debt could rise substantially in 2008. Once markets stabilize, the current flight to quality in the fixed income markets will unwind.

For 2008, we will continue to buy only high-grade bonds. Their yields have now reached their most attractive relative levels since 2001. We will look for opportunities to add AAA & AA corporate names to the portfolio. For the next six months, we believe the probability of falling rates is greater than the probability of rising rates and will maintain portfolio duration. We look forward to another year of positive real returns for the Fund without taking unnecessary credit or duration risk.

Management Fee Calculations

The Sextant Bond Income Fund calculates its management fee based on a comparison of the Fund's return to the return of Morningstar's™ "Intermediate-Term Bond" category (previous to November 2007 the Fund was in Morningstar's "Long-Term Bond" category, which has been closed). The Fund's +4.53% 12-month return was less than one percent above that of the index (+4.18%) on November 30, 2007. Therefore, the performance-based annual management fee remained at 0.60% for the month of December 2007, because the Fund outperformed its benchmark index by less than 1%.

Comparison to Index: Sextant Bond Income Fund vs. Citigroup Broad Investment-Grade Bond Index (unaudited)
Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged, and expense-free. Conversely, the fund will (1) be actively managed, (2) have an objective other than mirroring the index, such as limiting risk, (3) bear transaction and other costs, (4) stand ready to buy and sell its securities to shareowners on a daily basis, and (5) provide a wide range of services. The graph at right compares $10,000 invested in the Fund on November 30, 1997 to a similar amount invested in The Citigroup Broad Investment-Grade Bond Index, which reflects the type of debt securities in which the Sextant Bond Income Fund. The graph shows that the investment would have risen to $17,273 in the Fund versus $18,099 in the Index.

10	November 30, 2007 Annual Report	(The accompanying notes are an integral part of these financial statements.)

Sextant Bond Income Fund

Investments
Rating¹	Issuer	Coupon/Maturity	Face Amount	Market Value	Percentage

Agriculture
A	Archer Daniels Midland	7.00% due 2/1/2031	$100,000	$113,645	3.3%

Automotive
BBB	Auto Zone	5.50% due 11/15/2015	95,000	94,034	2.8%

Banking
AA-	Citigroup	7.25% due 10/15/2011	50,000	54,323	1.6%
A	Comerica	7.125% due 12/1/2013	50,000	50,706	1.5%
AA+	Norwest Financial	6.85% due 7/15/2009	50,000	51,827	1.5%

			150,000	156,856	4.6%

Building
A+	Lowe's Companies	8.25% due 6/1/2010	50,000	54,812	1.6%
BBB+	Masco	7.125% due 8/15/2013	60,000	65,391	1.9%

			110,000	120,203	3.5%

Chemicals
A	Air Products & Chemicals	8.75% due 4/15/2021	50,000	66,247	1.9%

Diversified Financial Services
AAA	General Electric Captial	8.125% due 5/15/2012	60,000	68,387	2.0%

Electronics
A-	Koninlijke Phillips Electronics	7.25% due 8/15/2013	75,000	83,195	2.4%

Energy
A	Baker Hughes	6.00% due 2/15/2009	20,000	20,333	0.6%

Food Production
BBB	ConAgra Foods	7.875% due 9/15/2010	33,000	35,970	1.1%
A	Hershey Foods	6.95% due 8/15/2012	50,000	54,884	1.6%
BBB	HJ Heinz	6.00% due 3/15/2012	75,000	78,614	2.3%

			158,000	169,468	5.0%

Insurance
A+	Allstate	7.50% due 6/15/2013	50,000	56,263	1.6%
A+	Progressive	7.00% due 10/1/2013	75,000	83,221	2.4%
A-	St. Paul's Travelers Insurance	5.50% due 12/01/2015	125,000	124,280	3.7%
A-	XL Capital (Europe)	6.50% due 1/15/2012	90,000	94,169	2.8%

			340,000	357,933	10.5%

Finance
AA-	Morgan Stanley Dean Witter	6.75% due 10/15/2013	50,000	53,016	1.6%
AA	Paine Webber Group	7.625% due 2/15/2014	50,000	58,878	1.7%

			100,000	111,894	3.3%

Machinery
A	Caterpillar	9.375% due 8/15/2011	40,000	46,376	1.4%
A	Deere & Co.	8.10% due 5/15/2030	95,000	123,520	3.6%

			135,000	169,896	5.0%

Medical
A	Becton Dickinson	7.15% due 10/1/2009	40,000	42,140	1.2%
AA+	Pharmacia	6.50% due 12/1/2018	100,000	112,835	3.3%

			140,000	154,975	4.5%

Metal Ores
A+	BHP Billiton Finance U.S.A.	5.25% due 12/15/2015	125,000	122,975	3.6%

(Continued on next page)

(The accompanying notes are an integral part of these financial statements.)	November 30, 2007 Annual Report	11

Sextant Bond Income Fund

Investments
Rating¹	Issuer	Coupon/Maturity	Face Amount	Market Value	Percentage

Office Material
BBB	Avery Dennison	6.00% due 1/15/2033	$95,000	$87,720	2.6%

Retail
A	Dayton Hudson (Target Stores)	10.00% due 1/1/2011	50,000	57,893	1.7%
BBB	May Department Stores	8.00% due 7/15/2012	50,000	53,743	1.6%
AA	Wal-Mart Stores	7.25% due 6/01/2013	45,000	50,422	1.5%

			145,000	162,058	4.8%

Telecommunications
A-	AT&T	7.125% due 12/15/2031	140,000	154,979	4.6%

Transportation
BBB+	Southwest Airlines	6.50% due 3/01/2012	75,000	78,630	2.3%

U.S. Government
AAA	U.S. Treasury Bond	5.25% due 2/15/2029	145,000	160,950	4.7%

U.S. Government Agency
AAA	Federal Farm Credit Bank	5.09% due 2/17/2015	120,000	120,012	3.5%
AAA	Federal Farm Credit Bank	6.25% due 8/18/2021	150,000	154,431	4.5%
AAA	Federal Home Loan Mortage	5.00% due 8/1/2009	100,000	100,005	2.9%
AAA	Federal National Mortage Assoc.	5.00% due 4/10/2015	100,000	99,959	2.9%
AAA	Federal National Mortage Assoc.	5.00% due 11/28/2017	150,000	150,508	4.4%

			620,000	624,915	18.2%

Utilities
BBB-	Commonwealth Edison	7.50% due 7/1/2013	50,000	53,583	1.6%
A	Florida Power & Light	5.95% due 10/1/2033	100,000	101,609	3.0%
BBB+	Sempra Energy	7.95% due 3/1/2010	50,000	53,559	1.6%

			200,000	208,751	6.2%

Total investments		(Cost = $3,196,727)	$3,078,000	$3,288,044	96.4%
Other assets (net of liabilities)				124,119	3.6%

Total net assets				$3,412,163	100.0%

¹Ratings are the lesser of Standard & Poor's or Moody's Investor Services

Top Ten Holdings		Industry Allocation:

% of Fund Assets
U.S. Treasury Bond	4.7%	Industry weightings are shown as a percentage of net assets.

AT&T	4.6%

Federal Farm Credit Bank (6.25%)	4.5%

Federal National Mortgage Assoc. (5.00%)	4.4%

St. Paul's Travelers Insurance	3.7%

Deere & Co.	3.6%

BHP Billiton Finance U.S.A.	3.6%

Federal Farm Credit Bank (5.09%)	3.5%

Archer Daniels Midland	3.3%

Pharmacia	3.3%

12	November 30, 2007 Annual Report	(The accompanying notes are an integral part of these financial statements.)

Sextant Bond Income Fund

Financial Highlights	Year ended November 30,
Selected data per share of capital stock outstanding throughout the year:	2007	2006	2005	2004	2003

Net asset value at beginning of year	$4.92	$4.92	$5.06	$5.07	$4.97
Income from investment operations
Net investment income	0.22	0.22	0.21	0.22	0.22
Net gain or loss on securities (both realized and unrealized)	(0.01)	0.00	(0.14)	(0.01)	0.10

Total from investment operations	0.21	0.22	0.07	0.21	0.32

Less distributions
Dividends (from net investment income)	(0.22)	(0.22)	(0.21)	(0.22)	(0.22)

Total distributions	(0.22)	(0.22)	(0.21)	(0.22)	(0.22)

Paid-in capital from early redemption fees¹	0.00²	0.00²	0.00²	-	-

Net asset value at end of year	$4.91	$4.92	$4.92	$5.06	$5.07

Total return	4.53%	4.73%	1.40%	4.26%	6.52%

Ratios/supplemental data
Net assets ($000), end of year	$3,412	$3,384	$3,050	$2,643	$2,272
Ratio of expenses to average net assets
Before fee waivers and custody credits	1.38%	1.27%	0.97%	0.89%	1.15%
After fee waivers and custody credits	0.90%	0.90%	0.94%	0.87%	0.97%
Ratio of net investment income after waiver and custody credits to average net assets	4.64%	4.64%	4.26%	4.47%	4.29%
Portfolio turnover rate	22%	36%	4%	0%	0%

¹Redemption fee adopted March 29, 2005		²Amount is less than $0.01

Statement of Assets and Liabilities	As of November 30, 2007

Assets
Bond investments (cost $3,196,727)	$3,288,044
Cash	70,908
Interest receivable	57,640
Due from affiliates	1,424
Insurance reserve premium	400

Total assets		$3,418,416

Liabilities
Accrued expenses	2,613
Distributions payable	1,568
Payable to affiliates	1,171
Payable for Fund shares redeemed	901

Total liabilities		6,253

Net assets		$3,412,163

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	3,355,818
Accumlated net realized loss	(34,972)
Unrealized net apppreciation on investments	91,317

Net assets applicable to Fund shares outstanding		$3,412,163

Fund shares outstanding		694,840

Net asset value, offering and redemption price per share		$4.91

(The accompanying notes are an integral part of these financial statements.)	November 30, 2007 Annual Report	13

Sextant Bond Income Fund

Statement of Operations	For the year ended November 30, 2007

Investment income
Interest income	$177,401

Gross investment income		$177,401

Expenses
Investment adviser and administration fees	15,512
Filing and registration fees	8,732
Distribution fees	7,996
Audit fees	3,473
Chief compliance officer expenses	2,200
Insurance	1,914
Legal fees	1,750
Custodian fees	1,287
Printing and postage	700
Trustee fees	600
Other expenses	83

Total gross expenses	44,247

Less adviser fees waived	(14,089)
Less custodian fees waived	(1,287)

Net expenses		28,871

Net investment income		148,530

Net realized loss on investments
Proceeds from sales	660,619
Less cost of securities sold (based on identified cost)	(664,822)

Realized net loss		(4,203)

Unrealized gain on investments
End of year	91,317
Beginning of year	96,016

Decrease in unrealized gain for year		(4,699)

Net realized and unrealized loss		(8,902)

Net increase in net assets resulting from operations		$139,628

Statement of Changes in Net Assets
	Year ended Nov. 30, 2007	Year ended Nov. 30, 2006

Increase in net assets
From operations
Net investment income	$148,530	$142,386
Net realized loss on investments	(4,203)	(14,375)
Net increase (decrease) in unrealized appreciation	(4,699)	21,936

Net increase in net assets	139,628	149,947

Dividends to shareowners from
Net investment income	(148,530)	(142,386)

From Fund share transactions
Proceeds from sales of shares	447,983	541,154
Value of shares issued in reinvestment of dividends	129,523	141,047

	577,506	682,201

Early redemption fees retained	6	40
Cost of shares redeemed	(540,873)	(355,481)

Net increase in net assets	36,639	326,760

Total increase in net assets	$27,737	$334,321

Net assets
Beginning of year	3,384,426	3,050,105
End of year	$3,412,163	$3,384,426

Shares of the Fund sold and redeemed
Number of shares sold	92,609	111,347
Number of shares issued in reinvestment of dividends	26,850	29,113
Number of shares redeemed	(112,203)	(73,143)

Net increase in number of shares outstanding	7,256	67,317

14	November 30, 2007 Annual Report	(The accompanying notes are an integral part of these financial statements.)

Sextant Core Fund

Discussion of Fund Performance (unaudited)

Fiscal Year 2007

Sextant Core Fund commenced operations on March 30, 2007, and thus completed only eight months of operations by the November 30 end of the fiscal year. The Fund provided an 8.12% total return for these eight months, ending the period with a net asset value of $10.67 per share after distributing $0.14 in dividends.

The Core Fund invests approximately 40% of its assets in equities of U.S. companies, 20% in foreign equities, 25% in investment-grade debt securities (those rated BBB or higher, including government and convertible bonds) with maturities of three years or longer, and 15% in short-term debt securities including money market instruments and cash. Assets of $3.9 million were distributed 60.7% in stocks, 37.3% in bonds, and 2% in cash.

For the eight months, the Fund's expense ratio was 0.81% (annualized). With less than one year's operating history, the Fund is not able to compute the performance portion of the management fee and thus made no adjustment for relative performance.

Factors Affecting Past Performance
The Core Fund invests in a mix of common stocks and other equity securities, plus bonds and other debt securities including short-term (money market) instruments.

To reduce risk, the Core Fund follows a value investment style, favoring income-producing securities and those of larger, more seasoned companies.

Looking Forward

The U.S. economy is entering a recession. To react, the Federal Reserve will provide stimulus. Inflation may accelerate as a result. Default rates on high yield debt could rise substantially in 2008. Once markets stabilize, the current flight to quality in the fixed income markets will unwind.

Management Fee Calculations

The Sextant Core Fund calculates its management fee based on a comparison of the Fund's return to the return of Morningstar's™ "Moderate-Allocation Domestic Hybrid Funds" category. With less than one year's operating history, the Fund is not able to compute the performance portion of the management fee and thus made no adjustment for relative performance.

Comparison to Index: Sextant Core Fund vs. Composite of Broad-based Indices (unaudited)

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged, and expense-free. Conversely, the fund will (1) be actively managed, (2) have an objective other than mirroring the index, such as limiting risk, (3) bear transaction and other costs, (4) stand ready to buy and sell its securities to shareowners on a daily basis, and (5) provide a wide range of services. The graph at right compares $10,000 invested in the Sextant Core Fund on March 31, 2007, to a $10,000 investment in an index composed of broad-based securities market indices in the same proportion as the Fund is required to invest: 40% in the S&P 500 Index, 20% in the AMEX International Index, 25% in the Citigroup Broad Investment-Grade Bond Index, and 15% in the Citigroup Gov./Corp. Investment Grade Bond Index. The graph shows that an investment in the Fund would have grown to $10,812 versus $10,793 in the composite.

(The accompanying notes are an integral part of these financial statements.)	November 30, 2007 Annual Report	15

Sextant Core Fund

Investments
Equities - 60.7%
Issue	Number of Shares	Tax Cost	Market Value	Country¹	Percentage of Assets

Aerospace
Rockwell Collins	400	$26,697	$28,848		0.7%
United Technologies	525	36,359	39,254		1.0%

		63,056	68,102		1.7%

Automotive
Toyota Motor ADS	200	25,376	22,490	Japan	0.6%

Banking
Australia & New Zealand Banking Group ADS	350	42,755	43,400	Australia	1.1%
Frontier Financial	3,000	69,247	57,480		1.5%
Nomura Holdings ADR	700	14,469	12,523	Japan	0.3%
Toronto-Dominion Bank	550	35,553	41,167	Canada	1.0%

		162,024	154,570		3.9%

Building
CRH ADS	600	26,439	22,782	Ireland	0.6%
Lowe's Companies	900	28,519	21,969		0.6%
RPM International	1,000	23,110	19,050		0.5%

		78,068	63,801		1.7%

Chemicals
BASF ADS	200	22,550	27,690	Germany	0.7%
Praxair	700	44,349	59,766		1.5%

		66,899	87,456		2.2%

Computers
Adobe Systems³	800	34,264	33,712		0.9%
Apple³	500	52,016	91,110		2.3%
Hewlett-Packard	1,000	41,025	51,160		1.3%

		127,305	175,982		4.5%

Consumer Products
Nike Class B	900	51,646	59,085		1.5%
Procter & Gamble	900	58,842	66,600		1.7%

		110,488	125,685		3.2%

Diversified Operations
3M	600	50,092	49,956		1.3%
Honeywell International	850	42,855	48,127		1.2%
Tomkins ADS	750	15,945	11,948	United Kingdom	0.3%

		108,892	110,031		2.8%

Electronics
Taiwan Semiconductor ADS	1,507	16,215	14,949	Taiwan	0.4%

(Continued on next page)

16	November 30, 2007 Annual Report	(The accompanying notes are an integral part of these financial statements.)

Sextant Core Fund

Investments
Equities - 60.7%
Issue	Number of Shares	Tax Cost	Market Value	Country¹	Percentage of Assets

Energy
ConocoPhillips	750	$56,826	$60,030		1.5%
Noble	800	31,580	41,704		1.1%
Norsk Hydro ADS	2,000	27,226	27,100	Norway	0.7%
Petro-Canada	800	37,325	38,696	Canada	1.0%
StatoilHydro ADS	603	15,146	19,489		0.5%

		168,103	187,019		4.8%

Food Production
General Mills	1,000	57,763	60,150		1.5%
PepsiCo	700	45,405	54,026		1.4%
Unilever ADS	1,600	51,119	58,384	United Kingdom	1.5%

		154,287	172,560		4.4%

Instruments - Control
Parker Hannifin	450	25,890	35,744		0.9%

Insurance
Chubb	750	39,270	40,913		1.0%
ING Groep ADS	400	16,992	15,512	Netherlands	0.4%

		56,262	56,425		1.4%

Medical
Eli Lilly	650	36,199	34,418		0.9%
GlaxoSmithKline ADS	500	26,859	26,340	United Kingdom	0.7%
Johnson & Johnson	700	43,180	47,418		1.2%
Novartis ADR	300	16,506	16,956	Switzerland	0.4%
Novo-Nordisk ADS	200	18,098	25,488	Denmark	0.7%
Pfizer	1,900	48,439	45,144		1.2%
UnitedHealth Group	1,000	53,720	55,000		1.4%

		243,001	250,764		6.5%

Metal Ores
Alcoa	1,400	49,006	50,918		1.3%
Anglo American ADR	1,119	33,771	37,699	South Africa	1.0%
BHP Billiton ADS	650	31,866	49,289	Australia	1.3%
Freeport-McMoRan Copper Gold & Gold Class B	200	13,324	19,786		0.5%
Nucor	800	48,085	47,368		1.2%

		176,052	205,060		5.3%

Office Equipment
Canon ADS	600	32,481	31,572	Japan	0.8%

Paper & Paper Products
Kimberly-Clark	625	43,002	43,631		1.1%

Publishing - Books
McGraw-Hill	1,000	58,293	49,080		1.3%
Pearson ADS	2,100	34,910	32,340	United Kingdom	0.8%

		93,203	81,420		2.1%

(Continued on next page)

(The accompanying notes are an integral part of these financial statements.)	November 30, 2007 Annual Report	17

Sextant Core Fund

Investments
Equities - 60.7%
Issue	Number of Shares	Tax Cost	Market Value	Country¹	Percentage of Assets

Real Estate
Duke Realty	400	$17,416	$10,516		0.3%

Telecommunications
AT&T	900	35,802	34,389		0.9%
China Mobile ADR	500	23,058	45,830	China	1.2%
Harris	550	28,140	34,523		0.9%
Telefónica ADS	500	37,082	50,335	Spain	1.3%
Teléfonos de México ADS Class L	1,200	43,077	44,724	Mexico	1.1%

		167,159	209,801		5.4%

Tools
Black & Decker	350	29,654	28,927		0.8%

Transportation
Canadian National Railways	800	40,237	39,232	Canada	1.0%
FedEx	400	42,220	39,388		1.0%
LAN Airlines ADS	3,000	46,302	44,250	Chile	1.1%

		128,759	122,870		3.1%

Utilities
Enel ADR	600	33,546	35,844	Italy	0.9%
FPL Group	600	36,752	41,856		1.1%
IDACORP	900	30,463	31,644		0.8%

		100,761	109,344		2.8%

Total Equities		$2,194,353	$2,368,719		60.7%

Bonds - 37.3%
Rating²	Issuer	Maturity	Face Value	Tax Cost	Market Value	Percentage of Assets

Beverages
BBB+	Panamerican Beverages	7.25% due 7/1/2009	$94,000	$96,771	$97,922	2.5%

Diversified Financial Services
AAA	General Electric Capital	6.00% due 6/15/2012	100,000	106,595	105,369	2.7%

Insurance
BBB	Berkley WR	5.875% due 2/15/2013	100,000	101,470	103,432	2.6%
AAA	Berkshire Hathaway Financial	4.625% due 10/15/2013	85,000	86,981	85,174	2.2%

			185,000	188,451	188,606	4.8%

Office Equipment
BBB+	Staples	7.375% due 10/1/2012	90,000	97,605	98,606	2.5%

Medical
A+	Genentech	4.40% due 7/15/2010	150,000	149,291	151,162	3.9%

Telecommunications
BBB+	Motorola	6.50% due 11/15/2028	$100,000	$101,049	$94,354	2.4%

(Continued on next page)

18	November 30, 2007 Annual Report	(The accompanying notes are an integral part of these financial statements.)

Sextant Core Fund

Investments
Bonds - 37.3%
Rating²	Issuer	Maturity	Face Value	Tax Cost	Market Value	Percentage of Assets

Transportation
BBB-	CSX	6.75% due 3/15/2011	95,000	98,477	100,727	2.6%

U.S. Government
AAA	U.S. Treasury Bond	5.25% due 11/15/2028	187,000	195,245	207,541	5.3%
AAA	U.S. Treasury Note	4.50% due 11/30/2011	98,000	97,786	102,326	2.6%
AAA	U.S. Treasury Note	4.875% due 5/31/2008	98,000	98,016	98,735	2.5%
AAA	U.S. Treasury Note	4.875% due 5/15/2009	110,000	110,277	112,793	2.9%

				501,324	521,395	13.3%

U.S. Government Agency
AAA	Federal Home Loan Bank	5.50% due 6/11/2010	100,000	100,000	100,699	2.6%

Total Bonds				$1,439,563	$1,458,840	37.3%

Total investments				$3,633,916	$3,827,559	98.0%
Other assets (net of liabilities)					79,705	2.0%

Total net assets					$3,907,264	100.00%

¹Equities are issued from U.S. Domestic companies where no country is listed
²Ratings are the lesser of Standard & Poor's or Moody's Investor Services
³Non-income producing
ADS: American Depositary Share
ADR: American Depositary Receipt

Top Ten Holdings		Industry Allocation:

% of Fund Assets
U.S. Treasury Bond (5.25% due 11/15/2028)	5.3%	Industry weightings are shown as a percentage of net assets.

Genentech (4.40% due 7/15/2010)	3.9%

U.S. Treasury Note (4.875% due 5/15/2009)	2.9%

General Electric Capital (6% due 3/15/2011)	2.7%

Berkley WR (5.875% due 2/15/2013)	2.6%

U.S. Treasury Note (4.50% due 11/30/2011)	2.6%

CSX (6.75% due 3/15/2011)	2.6%

Federal Home Loan Bank (5.50% due 6/11/2010)	2.6%

U.S. Treasury Note (4.875% due 5/31/2008)	2.5%

Staples (7.375% due 10/1/2012)	2.5%

(The accompanying notes are an integral part of these financial statements.)	November 30, 2007 Annual Report	19

Sextant Core Fund

Financial Highlights	Period ended
Selected data per share of capital stock outstanding throughout the period:	November 30, 2007*

Net asset value at beginning of period	$10.00
Income from investment operations
Net investment income	0.12
Net gain on securities (both realized and unrealized)	0.69

Total from investment operations	0.81

Less distributions
Dividends (from net investment income)	(0.12)
Distribution in excess (from net investment income)	(0.02)

Total distributions	(0.14)

Paid-in capital from early redemption fees	0.00¹

Net asset value at end of period	$10.67

Total return	8.12%²

Ratios/supplemental data
Net assets ($000), end of period	$3,907
Ratio of expenses to average net assets
Before fee waivers and custody credits	1.35%³
After fee waivers and custody credits	1.21%³
Ratio of net investment income after fee waiver and custody credits to average net assets	2.08%³
Portfolio turnover rate	7%²

¹Amount is less than $0.01 ²Total return and Portfolio turnover rate are since inception March 30, 2007 and are not annualized ³Annualized *Fund commenced operations on March 30, 2007

Statement of Assets and Liabilities	As of November 30, 2007

Assets
Investments in securities at value (cost $3,633,916)	$3,827,559
Cash	64,280
Dividends and interest receivable	21,232
Receivable for Fund shares sold	100

Total assets		$3,913,171

Liabilities
Accrued expenses	3,220
Due to affiliates	1,909
Accrued 12b-1 fees	778

Total liabilities		5,907

Net assets		$3,907,264

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	3,719,710
Distribution in excess	(6,089)
Unrealized net appreciation on investments	193,643

Net assets applicable to Fund shares outstanding		$3,907,264

Fund shares outstanding		366,069

Net asset value, offering and redemption price per share		$10.67

20	November 30, 2007 Annual Report	(The accompanying notes are an integral part of these financial statements.)

Sextant Core Fund

Statement of Operations	For the period ended November 30, 2007

Investment income
Interest income	$41,338
Dividend income (net of foreign tax of $1,516)	29,206

Gross investment income		$70,544

Expenses
Investment adviser and administration fee	12,874
Distribution fees	5,355
Audit fees	3,566
Custodian fees	2,975
Insurance	1,861
Chief compliance officer expenses	1,100
Trustee fees	350
Printing and postage	320
Filing and registration fees	293
Legal fees	150
Other expenses	25

Total gross expenses	28,869

Less custodian fees waived	(2,975)

Net expenses		25,894

Net investment income		44,650

Net realized gain on investments
Proceeds from sales	229,985
Less cost of securities sold (based on identified cost)	(229,433)

Realized net gain		552

Unrealized gain on investments
End of period	193,643
Beginning of period	0

Increase in unrealized gain for the period		193,643

Net realized and unrealized gain		194,195

Net increase in net assets resulting from operations		$238,845

Statement of Changes in Net Assets
		Period ended Nov. 30, 2007²

Increase in net assets
From operations
	Net investment income	$44,650
	Net realized gain on investments	552
	Net increase in unrealized appreciation	193,643

	Net increase in net assets	238,845

Dividends to shareowners from
	Net investment income	(45,202)
	Distribution in excess of net investment income	(6,089)

		(51,291)

From Fund share transactions
	Proceeds from sales of shares	3,687,786
	Value of shares issued in reinvestment of dividends	51,291
	Early redemption fees retained	0¹
	Cost of shares redeemed	(19,367)

	Net increase in net assets	3,719,710

Total increase in net assets		$3,907,264

Net assets
Beginning of period		0
End of period		$3,907,264

Distribution in excess	$(6,089)

Shares of the Fund sold and redeemed
	Number of shares sold	363,080
	Number of shares issued in reinvestment of dividends	4,807
	Number of shares redeemed	(1,818)

Net increase in number of shares outstanding		366,069

¹Amount is less than $1.00 ²Fund commenced operations on March 30, 2007

(The accompanying notes are an integral part of these financial statements.)	November 30, 2007 Annual Report	21

Sextant Growth Fund

Discussion of Fund Performance (unaudited)

Fiscal Year 2007

For the fiscal year ending November 30, 2007, the Sextant Growth Fund returned 9.74%. This compares with the growth-oriented NASDAQ Composite Index's 10.27% return and the broader S&P 500 Index's 7.72% return. Our steady results attracted new investors, and Fund assets grew 16.53%. The Fund's annual expense ratio increased to 1.30%, reflecting the management fee performance bonus and the spreading of fixed expenses over higher assets.

Factors Affecting Past Performance

The U.S. economy in 2007 continued to grow, but at a rate reduced from 2006. American companies chalked up another year of earnings growth, although real problems appeared in the financial sector and related industries like housing. Lenders shut down the subprime mortgage market, and the grossly extended real estate and construction markets tumbled further across the land.

The Sextant Growth Fund seeks long-term growth through investment in common stocks of U.S. domiciled companies.It generally follows a value investment approach, favoring companies with good fundamentals and relatively low price/earnings and price/book ratios. As illustrated in the pie chart on page 25, our portfolio is overweighted with computer (largest holdings: Apple, up 98.8%; and Hewlett-Packard, up 30.6%) and medical (largest holding: Pharmaceutical Product Development, up 34.5%) issues.

Income is not a consideration in portfolio selection, but we favor companies that institute or increase dividend payouts.Our low portfolio turnover meantwe realized only a portion of our market gains this year, minimizing the taxable capital gains distribution at year-end.

We make special note of the income tax provision scheduled to expire at the end of 2008, allowing most income and capital gains dividends to be taxed at unusually low rates. For "lower bracket" filers - those with less than $65,100 (married filing jointly) or $32,550 (single filers) in income after deductions and exemptions, the tax rate is ZERO. For everyone else, the tax rate is reduced to 15%. Contact Saturna if you would like more information.

Looking Forward

The U.S. economy is entering a recession. To react, the Federal Reserve will provide stimulus. Inflation may accelerate as a result. Default rates on high yield debt will rise substantially in 2008.

The volatility, risks, and returns of the stock market will continue. The poor stock market performances of 2000 through 2002 were reversed in 2003 through 2007 as stocks again provided investors with strong investment returns. We are expecting the respectable returns from stocks during 2007 to be harder to realize in 2008. We have considerable cash in reserve, waiting to invest at more favorable prices later this year. Investors burned from property speculation may again return to the securities markets.

A long-term approach is the best opportunity to prosper: For the ten years ending November 30, 2007, the Fund provided a 9.66% annualized total return. At that rate of growth, investments more than double in just eight years - see the chart below.

Management Fee Calculations

The Sextant Growth Fund calculates part of its management fee based on a comparison of the Fund's return to the average return in Morningstar's "Mid-Cap Growth" category. The Fund's 12-month return (+9.74%) was more than four percent below the Morningstar™ category average (+14.14%) at month-end November 30, 2007. Therefore, the performance-based annual management fee was lowered to 0.30% for the month of December 2007.

Comparison to Index: Sextant Growth Fund vs. S&P 500 Index (unaudited)
Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged, and expense-free. Conversely, the fund will (1) be actively managed, (2) have an objective other than mirroring the index, such as limiting risk, (3) bear various operational costs, (4) stand ready to buy and sell its securities to shareowners on a daily basis, and (5) provide a wide range of services. The graph at right compares $10,000 invested in the Fund on November 30, 1997 to a similar amount invested in the Standard & Poor's 500 Index, a broad-based stock market index. The graph shows that an investment in the Fund would have risen to $25,146 versus $18,187 in the Index.

22	November 30, 2007 Annual Report	(The accompanying notes are an integral part of these financial statements.)

Sextant Growth Fund

Investments
Equities — 85.1%
Issue	Quantity	Tax Cost	Market Value	Percentage of Assets

Automotive
Oshkosh Truck	3,000	$160,448	$144,270	0.9%

Banking
Frontier Financial	15,000	220,751	287,400	1.8%
Washington Banking	6,250	83,121	113,638	0.7%
Washington Mutual	6,750	44,124	131,625	0.8%

		347,996	532,663	3.3%

Building
KB Home	5,000	302,781	104,450	0.7%
Lowe's Companies	6,500	109,802	158,665	1.0%
Weyerhaeuser	4,200	246,845	307,356	1.9%

		659,428	570,471	3.6%

Computers
3Com¹	30,000	167,836	129,300	0.8%
Adobe Systems¹	7,600	39,971	320,264	2.0%
Apple¹	8,000	67,473	1,457,760	9.1%
Hewlett-Packard	7,000	157,040	358,120	2.2%
Intuit¹	9,000	197,624	263,880	1.7%
Oracle¹	15,000	115,139	302,700	1.9%

		745,083	2,832,024	17.7%

Diversified Operations
Honeywell International	3,500	131,966	198,170	1.2%

Electronics
Advanced Micro Devices¹	10,000	41,708	97,600	0.6%
Agilent Technologies¹	8,000	218,552	302,640	1.9%
Harman International Industries	1,900	157,285	139,840	0.9%

		417,545	540,080	3.4%

Energy
Devon Energy	3,000	185,020	248,430	1.6%
Noble	8,000	125,240	417,040	2.6%

		310,260	665,470	4.2%

Finance
Charles Schwab	25,000	79,726	607,750	3.8%

Food Production
Performance Food Group¹	3,000	96,917	83,070	0.5%
PepsiCo	4,500	248,326	347,310	2.2%

		345,243	430,380	2.7%

Hotels & Motels
Red Lion Hotels¹	21,000	150,354	201,600	1.3%

Insurance
Chubb	5,000	224,705	272,750	1.7%

(Continued on next page)

(The accompanying notes are an integral part of these financial statements.)	November 30, 2007 Annual Report	23

Sextant Growth Fund

Investments
Equities — 85.1%
Issue	Quantity	Tax Cost	Market Value	Percentage of Assets

Machinery
Lincoln Electric Holdings	4,000	$180,617	$279,080	1.7%
Regal-Beloit	4,000	104,006	188,320	1.2%

		284,623	467,400	2.9%

Medical
Abbott Laboratories	4,000	171,114	230,040	1.4%
Amgen¹	3,700	111,703	204,425	1.3%
Barr Pharmaceuticals¹	4,500	159,489	241,650	1.5%
Eli Lilly	3,500	249,361	185,325	1.2%
Ligand Pharmaceuticals¹	10,000	112,072	49,100	0.3%
Pharmaceutical Product Development	15,000	67,174	635,100	4.0%
VCA Antech¹	8,000	209,048	328,240	2.0%

		1,079,961	1,873,880	11.7%

Metal Ores
Alcoa	6,000	189,042	218,220	1.4%
Freeport-McMoRan Copper Gold & Gold Class B	3,300	236,879	326,469	2.0%

		425,921	544,689	3.4%

Publishing — Books
John Wiley & Sons Class A	5,000	134,777	210,750	1.3%

Retail
Amazon.com¹	5,000	201,410	452,800	2.8%
Bed Bath & Beyond¹	5,000	176,186	157,250	1.0%
Best Buy	4,000	223,149	204,200	1.3%
Staples	6,000	144,720	142,200	0.9%

		745,465	956,450	6.0%

Steel
Nucor	4,000	189,851	236,840	1.5%

Telecommunications
Trimble Navigation¹	14,000	202,081	518,980	3.2%

Transportation
Norfolk Southern	4,500	185,235	230,445	1.4%
UAL¹	5,500	183,800	225,170	1.4%
United Parcel Service Class B	2,500	189,469	184,200	1.2%

		558,504	639,815	4.0%

Utilities
Duke Energy	10,000	172,211	197,900	1.2%
FPL Group	7,000	244,409	488,320	3.1%
IDACORP	6,000	159,539	210,960	1.3%
Spectra Energy	3,000	84,750	73,920	0.5%
Sempra Energy	3,000	116,395	187,860	1.2%

		777,304	1,158,960	7.3%

Total Equities		$7,971,241	$13,603,392	85.1%

(Continued on next page)

24	November 30, 2007 Annual Report	(The accompanying notes are an integral part of these financial statements.)

Sextant Growth Fund

Investments
Bonds — 12.4%
Issuer	Face Value	Tax Cost	Market Value	Percentage of Assets

U.S. Government
U.S. Treasury Bill	2,000,000	$1,986,473	$1,987,732	12.4%

Total investments		$9,957,715	$15,591,124	97.5%
Other assets (net of liabilities)			405,119	2.5%

Total net assets			$15,996,243	100%

¹Non-income producing

Top Ten Holdings		Industry Allocation:

% of Fund Assets
U.S. Treasury Bill	12.4%	Industry weightings are shown as a percentage of net assets.

Apple	9.1%

Pharmaceutical Product Development	4.0%

Charles Schwab	3.8%

Trimble Navigation	3.2%

FPL Group	3.1%

Amazon.com	2.8%
Noble	2.6%

Hewlett-Packard	2.2%

PepsiCo	2.2%

(The accompanying notes are an integral part of these financial statements.)	November 30, 2007 Annual Report	25

Sextant Growth Fund

Financial Highlights	For Year Ended November 30,
Selected data per share of capital stock outstanding throughout the year:	2007	2006	2005	2004	2003

Net asset value at beginning of year	$18.66	$17.11	$14.20	$12.91	$10.64
Income from investment operations
Net investment income (loss)	0.01	(0.02)	(0.02)	0.01	(0.04)
Net gains or losses on securities (both realized and unrealized)	1.80	1.74	2.96	1.45	2.31

Total from investment operations	1.81	1.72	2.94	1.46	2.27

Less distributions
Dividends (from net investment income)	(0.01)	-	(0.00)²	(0.01)	-
Distributions (from capital gains)	(0.47)	(0.17)	(0.03)	(0.16)	-

Total distributions	(0.48)	(0.17)	(0.03)	(0.17)	0.00

Paid-in capital from early redemption fees¹	0.00²	0.00²	0.00²	-	-

Net asset value at end of year	$19.99	$18.66	$17.11	$14.20	$12.91

Total return	9.74%	10.06%	20.76%	11.35%	21.31%

Ratios/supplemental data
Net assets ($000), end of year	$15,996	$13,728	$9,006	$5,331	$4,732
Ratio of expenses to average net assets
Before fee waivers and custody credits	1.32%	1.25%	1.28%	0.80%	1.20%
After fee waivers and custody credits	1.30%	1.21%	1.24%	0.78%	1.14%
Ratio of net investment income after waiver and custody credits to average net assets	0.09	(0.12)%	(0.17)%	0.12%	(0.40)%
Portfolio turnover rate	3%	11%	4%	8%	12%

¹Redemption fee adopted March 29, 2005		²Amount is less than $0.01

Statement of Assets and Liabilities	As of November 30, 2007

Assets
Investments (cost $9,957,715)	$15,591,124
Cash	487,407
Dividends receivable	13,152
Receivable for Fund shares sold	7,969
Insurance reserve premium	1,214

Total assets		$16,100,866

Liabilities
Distribution payable	63,739
Accrued expenses	29,127
Due to affiliates	8,499
Accrued distribution fee	3,258

Total liabilities		104,623

Net assets		$15,996,243

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	10,361,269
Unrealized net appreciation on investments	5,633,409
Accumulated net investment income	1,345
Accumulated net realized gain	220

Net assets applicable to Fund shares outstanding		$15,996,243

Fund shares outstanding		800,060

Net asset value, offering and redemption price per share		$19.99

26	November 30, 2007 Annual Report	(The accompanying notes are an integral part of these financial statements.)

Statement of Operations	For the year ended November 30, 2007

Investment income
Dividend income	$201,337
Interest income	2,473

Gross investment income		$203,810

Expenses
Investment adviser and administration fees	72,132
Distribution fees	37,003
Audit fees	31,944
Filing and registration fees	17,621
Insurance	10,570
Chief compliance officer expenses	9,118
Legal fees	5,629
Custodian fees	3,636
Printing and postage	3,493
Trustee fees	3,441
Other expenses	192

Total gross expenses	194,779

Less custodian fees waived	(3,636)

Net expenses		191,143

Net investment income		12,667

Net realized gain on investments
Proceeds from sales	1,275,755
Less cost of securities sold (based on identified cost)	(904,285)

Realized net gain		371,470

Unrealized gain on investments
End of year	5,633,409
Beginning of year	4,672,899

Increase in unrealized gain for the year		960,510

Net realized and unrealized gain		1,331,980

Net increase in net assets resulting from operations		$1,344,647

Statement of Changes in Net Assets
	Year ended Nov. 30, 2007	Year ended Nov. 30, 2006

Increase in net assets
From operations
Net investment income (loss)	$12,667	($16,447)
Net realized gain on investments	371,470	125,411
Net increase in unrealized appreciation	960,510	1,108,048

Net increase in net assets	1,344,647	1,217,012

Dividends to shareowners from
Net investment income	(11,322)	-
Capital gain distributions	(371,290)	(125,371)

	(382,612)	(125,371)

From Fund share transactions
Proceeds from sales of shares	2,922,513	5,675,771
Value of shares issued in reinvestment of dividends	318,873	123,360

	3,241,386	5,799,131

Early redemption fees retained	440	1,423
Cost of shares redeemed	(1,935,307)	(2,170,902)

Net increase in net assets	1,306,519	3,629,652

Total increase in net assets	$2,268,554	$4,721,293

Net assets
Beginning of year	13,727,689	9,006,396
End of year	$15,996,243	$13,727,689

Undistributed net investment income	$1,345	-

Shares of the Fund sold and redeemed
Number of shares sold	149,662	323,519
Number of shares issued in reinvestment of dividends	15,952	6,611
Number of shares redeemed	(101,152)	(120,843)

Net increase in number of shares outstanding	64,462	209,287

(The accompanying notes are an integral part of these financial statements.)	November 30, 2007 Annual Report	27

Sextant International Fund

Discussion of Fund Performance (unaudited)

Fiscal Year 2007

For the fiscal year ended November 30, 2007, the Sextant International Fund returned 21.90%. Our benchmark AMEX International Index did better, gaining 25.76%. Our strong results attracted new investors, and total Fund assets grew 49.51%. The Fund's annual expense ratio increased to 1.47%, reflecting the management fee performance bonus and the spreading of fixed expenses over higher assets. The Fund paid a year-end income dividend of 2.9¢ per share and a long-term capital gain dividend of 39¢ per share (totalling 41.9¢), compared to last year's 11.2¢ per share income dividend.

Countries
Canada	12.1%

United Kingdom	8.6%

France	8.2%

Japan	6.2%

Mexico	5.5%

Brazil	4.8%

Spain	4.5%

China	3.1%

Chile	3.0%

Germany	2.4%

Netherlands	2.4%

Other Countries <2%	17.6%

Other Assets	21.6%

Factors Affecting Past Performance

The U.S. dollar continued falling during 2007, boosting the returns that the Sextant International Fund's foreign investments provided domestic investors. The Fund is diversified across industries and countries, as shown in the adjacent table, but generally holds larger companies as it restricts investments to stocks that trade and settle in the U.S. (such as American Depositary Receipts).

Our portfolio is most heavily invested in Canada and the UK, which have economies that benefit from higher energy prices and solid currencies and governments. Driven by growth in Asia, commodity prices continued strong, boosting our cyclical and resource-based issues. We held more cash during the year than normal, as new shareowners increased and caution guarded our investing. The tables and graphs on page 31 show the industry allocation and our largest holdings. Our largest position, Business Objects, is being acquired at a significant profit for the Fund. Telecommunications (largest holdings: América Móvil, up 43.6%; Telefónica, up 70.6%; and China Mobile, up 121.7%) did exceptionally well. Resources (such as Potash Corp. of Saskatchewan, up 156.6%) helped. Banks faltered, which was to be expected considering higher interest rates and loan write-offs. Oil and gas producers benefited from high energy prices, although supplies are shrinking.

Looking Forward

The U.S. economy is entering a recession. To react, the Federal Reserve will provide stimulus. Inflation may accelerate as a result. Foreign economies are stronger.

Sextant International Fund is broadly diversified in companies headquartered outside the United States. Many have worldwide operations, including in the U.S. Burdened by decades of overspending and borrowing, the U.S. dollar should be weak again in 2008, benefiting our portfolio. Commodity prices may weaken, as world growth slows. We continue our focus on larger companies, which tend to be more stable over time. Interest rates, which rose in 2007, will fall, helping our banking and insurance company investments. Technology and health company investments should be profitable. Europe, which is seeing job growth as the economic competitiveness of Germany and France improves, will perform better than the U.S. Countries outside the U.S. are regularly cutting corporate taxes, which increases earnings and stock values.

Management Fee Calculations

The Sextant International Fund calculates part of its management fee based on a comparison of the Fund's return to the average return of the Morningstar™ "Foreign Large Blend" category. At November 30, 2007, the average one-year return for this category was 18.36%. Because the Fund's 12-month return outperformed this average by more than 2% but less than 4% at November 30, 2007, a performance increase of 0.20% was added from the basic 0.60% annual management fee for the month of December 2007.

Comparison to Index : Sextant International Fund vs. AMEX International Index (unaudited)
Comparison of any fund to an index must be made bearing in mind that the Index is unmanaged, and expense-free. Conversely, the fund will (1) be actively managed, (2) have an objective other than mirroring the index, such as limiting risk, (3) bear various operational costs, (4) stand ready to buy and sell its securities to shareowners on a daily basis, and (5) provide a wide range of services. The graph at right compares $10,000 invested in the Fund on November 30, 1997 to a similar amount invested in AMEX International Index. This capitalization-weighted index averages 50 American Depositary Receipts (ADRs) of large worldwide companies, and reflects the types of securities in which Sextant International Fund invests. The graph shows that an investment in the Fund would have risen to $27,761 versus $18,264 in the Index.

28	November 30, 2007 Annual Report	(The accompanying notes are an integral part of these financial statements.)

Sextant International Fund

Investments
Equities — 78.4%
Issue	Number of Shares	Tax Cost	Market Value	Country	Percentage of Assets

Aircraft
Empresa Brasileira de Aeronáutica (Embraer) ADR	4,400	$152,908	$191,752	Brazil	1.4%

Automotive
Nissan Motor Ltd. ADS	5,500	106,770	125,950	Japan	1.0%

Banking
Australia & New Zealand Banking Group ADS	1,000	84,500	124,000	Australia	0.9%
AXA ADS	4,200	98,136	171,570	France	1.2%
Banco Bilbao Vizcaya Argentaria ADS	7,500	105,518	186,300	Spain	1.3%
Mitsubishi UFJ Financial Group ADR	10,000	131,800	97,900	Japan	0.7%
Nomura Holdings ADR	10,000	187,836	178,900	Japan	1.3%
Toronto-Dominion Bank	2,400	70,709	179,640	Canada	1.3%

		678,499	938,310		6.7%

Building
CRH ADS	4,000	81,159	151,880	Ireland	1.1%
James Hardie Industries ADS	3,000	83,041	83,700	Netherlands	0.6%
Ritchie Bros. Auctioneers	3,000	171,741	222,300	Canada	1.6%

		335,941	457,880		3.3%

Business Services
51job ADR¹	8,000	117,920	163,840	Cayman Islands	1.2%

Chemicals
BASF ADS	1,700	120,102	235,365	Germany	1.7%
Potash Corp. of Saskatchewan	3,000	34,234	359,670	Canada	2.6%

		154,336	595,035		4.3

Computers
Business Objects ADS¹	7,000	60,510	425,460	France	3.1%
Dassault Systems ADR	3,000	146,427	174,630	France	1.3%
Satyam Computer Systems ADR	6,000	108,750	156,960	India	1.1%

		315,687	757,050		5.5%

Electronics
Epcos AG ADS	2,500	57,307	44,450	Germany	0.3%
Infineon Technologies ADR¹	5,000	45,900	59,200	Germany	0.4%
Sony ADS	3,000	116,940	161,910	Japan	1.2%

		220,147	265,560		1.9%

Energy
EnCana	3,000	84,990	195,750	Canada	1.4%
Norsk Hydro ADS	6,000	42,039	81,300	Norway	0.6%
Petro-Canada	3,200	160,840	154,784	Canada	1.1%
Repsol YPF ADS	3,500	87,962	129,045	Spain	0.9%
StatoilHydro ADS	5,173	80,768	167,192	Norway	1.2%
Total ADR	2,600	121,935	210,392	France	1.6%

		578,534	938,463		6.8%

Food Production
Cadbury Schweppes ADS	4,000	181,580	206,480	United Kingdom	1.5%
Coca-Cola Femsa ADS	4,300	82,844	194,919	Mexico	1.4%

		264,424	401,399		2.9%

(Continued on next page)

(The accompanying notes are an integral part of these financial statements.)	November 30, 2007 Annual Report	29

Sextant International Fund

Investments
Equities — 78.4%
Issue	Number of Shares	Tax Cost	Market Value	Country	Percentage of Assets

Hotels & Motels
Orient-Express Hotels CIass A	3,500	$110,528	$216,685	Bermuda	1.6%

Insurance
Aegon	5,204	93,853	92,475	Netherlands	0.7%
ING Groep ADS	4,000	118,530	155,120	Netherlands	1.1%

		212,383	247,595		1.8%

Machinery
Nidec ADR	5,000	89,122	94,400	Japan	0.7%

Medical
American Oriental Bioengineering¹	15,000	72,300	175,500	China	1.3%
GlaxoSmithKline ADS	3,000	145,938	158,040	United Kingdom	1.1%
Novartis ADR	3,000	151,392	169,560	Switzerland	1.2%
Shire ADR	2,000	92,860	141,900	United Kingdom	1.0%

		462,490	645,000		4.6%

Metal Ores
Anglo-American ADR	6,825	138,371	229,934	United Kingdom	1.7%
Companhia Vale do Rio Doce ADR	6,000	144,706	207,480	Brazil	1.5%
Rio Tinto ADS	750	74,825	350,610	United Kingdom	2.5%
Tenaris ADR	2,500	95,290	117,950	Luxembourg	0.8%

		453,192	905,974		6.5%

Office Equipment
Canon ADS	3,300	95,607	173,646	Japan	1.3%

Paper & Paper Products
Metso ADS	2,100	22,802	113,400	Finland	0.8%
UPM-Kymmene Oyj ADS	3,500	64,384	74,095	Finland	0.5%
Votorantim Celulose e Papel ADS	8,000	102,000	265,760	Brazil	1.9%

		189,186	453,255		3.2%

Publishing - Books
Pearson ADS	7,000	84,430	107,800	United Kingdom	0.8%

Telecommunications
América Móvil ADS	6,000	29,725	369,960	Mexico	2.7%
AudioCodes¹	8,000	103,899	41,040	Israel	0.3%
BCE	5,490	135,460	215,208	Canada	1.6%
China Mobile ADS	2,750	67,559	252,065	China	1.8%
PT Indosat Tbk. ADR	2,500	64,962	113,100	Indonesia	0.8%
SK Telecom ADR	5,000	100,161	158,350	South Korea	1.1%
Telecom Corp. New Zealand ADS	3,555	76,174	58,373	New Zealand	0.4%
Telefónica ADS	3,200	152,981	322,144	Spain	2.3%
Teléfonos de México ADS Class L	5,000	107,470	186,350	Mexico	1.4%
Telus	3,000	113,049	135,570	Canada	1.0%

		951,440	1,852,160		13.4%

(Continued on next page)

30	November 30, 2007 Annual Report	(The accompanying notes are an integral part of these financial statements.)

Sextant International Fund

Investments
Equities — 78.4%
Issue	Number of Shares	Tax Cost	Market Value	Country	Percentage of Assets

Transportation
Air France-KLM ADR	4,000	$196,528	$143,520	France	1.0%
Canadian Pacific Railway	3,200	109,246	214,144	Canada	1.5%
Copa Holdings	5,000	221,586	180,650	Panama	1.3%
LAN Airlines ADS	17,500	24,636	258,125	Chile	1.9%

		551,996	796,439		5.7%

Utilities
Enel ADR	2,500	130,546	149,350	Italy	1.1%
Enersis ADR	9,000	97,125	157,230	Chile	1.1%
Korea Electric Power ADS	10,000	189,061	210,800	Korea	1.5%
Transportadora de Gas del Sur ADS¹	1,500	18,807	8,100	Argentina	0.1%

		435,539	525,480		3.8%

Bonds - 14.3%
Issuer	Face Value	Tax Cost	Market Value		Percentage of Assets

U.S. Government
U.S. Treasury Bill	2,000,000	1,986,473	1,987,732		14.3%

Total investments		$8,547,552	$12,841,405		92.7%
Other assets (net of liabilities)			1,013,054		7.3%

Total net assets			$13,854,459		100.0%

¹Non-income producing ADS: American Depositary Share ADR: American Depositary Receipt

Top Ten Holdings		Industry Allocation:

% of Fund Assets
U.S. Treasury Bill	14.3%	Industry weightings are shown as a percentage of net assets.

Business Objects ADS	3.1%

América Móvil ADS	2.7%

Potash Corp. of Saskatchwean Inc.	2.6%

Rio Tinto PLC ADS	2.5%

Telefónica ADS	2.3%

Votorantim Celulose ADS	1.9%

LAN Airlines ADS	1.9%

China Mobile Ltd. ADS	1.8%

BASF AG ADS	1.7%

(The accompanying notes are an integral part of these financial statements.)	November 30, 2007 Annual Report	31

Sextant International Fund

Financial Highlights	For the Year Ended November 30,
Selected data per share of capital stock outstanding throughout the year:	2007	2006	2005	2004	2003

Net asset value at beginning of year	$13.56	$11.22	$9.40	$8.05	$6.07
Income from investment operations
Net investment income	0.04	0.11	0.05	0.03	0.05
Net gains or losses on securities (both realized and unrealized)	2.93	2.34	1.83	1.35	1.97

Total from investment operations	2.97	2.45	1.88	1.38	2.02

Less distributions
Dividends (from net investment income)	(0.03)	(0.11)	(0.06)	(0.03)	(0.04)
Distributions (from capital gain)	(0.39)	-	-	-	-

Total distributions	(0.42)	(0.11)	(0.06)	(0.03)	(0.04)

Paid-in capital from early redemption fees¹	0.00²	0.00²	0.00²	-	-

Net asset value at end of year	$16.11	$13.56	$11.22	$9.40	$8.05

Total return	21.90%	21.85%	19.95%	17.11%	33.23%

Ratios/supplemental data
Net assets ($000), end of year	$13,854	$9,266	$3,671	$2,053	$1,650
Ratio of expenses to average net assets
Before fee waiver and custody credits	1.50%	1.09%	1.36%	1.22%	1.29%
After fee waiver and custody credits	1.47%	1.02%	1.25%	1.10%	1.10%
Ratio of net investment income after waiver and custody credits to average net assets	0.30%	0.94%	0.52%	0.31%	0.75%
Portfolio turnover rate	8%	9%	5%	7%	4%

¹Redemption fee adopted March 29, 2005		²Amount is less than $0.01

Statement of Assets and Liabilities	As of November 30, 2007

Assets
Investments (cost $8,547,552)	$12,841,405
Cash	1,086,913
Dividends receivable	14,958
Receivable for Fund shares sold	2,119

Total assets		$13,945,395

Liabilities
Distribution payable	56,583
Accrued expenses	23,300
Due to affiliates	9,433
Payable for Fund shares redeemed	1,620

Total liabilities		90,936

Net assets		$13,854,459

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	9,550,659
Undistributed net investment income	9,947
Unrealized net appreciation on investments	4,293,853

Net assets applicable to Fund shares outstanding		$13,854,459

Fund shares outstanding		859,951

Net asset value, offering and redemption price per share		$16.11

32	November 30, 2007 Annual Report	(The accompanying notes are an integral part of these financial statements.)

Sextant International Fund

Statement of Operations	For the year ended November 30, 2007

Investment income
Dividend income (net foreign tax of $29,540)	$199,736
Interest income	2,473
Other income	89

Gross investment income		$202,298

Expenses
Investment adviser and administration fees	75,059
Distribution fees	28,636
Audit fees	24,655
Filing and registration fees	16,825
Insurance	7,862
Chief compliance officer expenses	6,495
Legal fees	3,959
Custodian fees	3,414
Printing and postage	2,379
Other expenses	2,232

Total gross expenses	171,516

Less custodian fees waived	(3,414)

Net expenses		168,102

Net investment income		34,196

Net realized gain on investments
Proceeds from sales	768,131
Less cost of securities sold (based on identified cost)	(409,092)

Realized net gain		359,039

Unrealized gain on investments
End of year	4,293,853
Beginning of year	2,529,988

Increase in unrealized gain for the year		1,763,865

Net realized and unrealized gain		2,122,904

Net increase in net assets resulting from operations		$2,157,100

Statement of Changes in Net Assets
	Year ended Nov. 30, 2007	Year ended Nov. 30, 2006

Increase in net assets
From operations
Net investment income	$34,196	$76,757
Net realized gain on investments	359,039	122,914
Net increase in unealized appreciation	1,763,865	1,341,965

Net increase in net assets	2,157,100	1,541,636

Dividends to shareowners from
Net investment income	(24,388)	(76,618)
Capital gain distributions	(327,986)	-

	(352,374)	(76,618)

From Fund share transactions
Proceeds from sales of shares	3,873,894	4,867,747
Value of shares issued in reinvestment of dividends	295,791	75,626

	4,169,685	4,943,373

Early redemption fees retained	87	80
Cost of shares redeemed	(1,386,536)	(813,073)

Net increase in net assets	2,783,236	4,130,380

Total increase in net assets	$4,587,962	$5,595,398

Net assets
Beginning of year	9,266,497	3,671,099
End of year	$13,854,459	$9,266,497

Undistributed net investment income	$9,947	$139

Shares of the Fund sold and redeemed
Number of shares sold	252,965	415,042
Number of shares issued in reinvestment of dividends	18,361	5,577
Number of shares redeemed	(94,752)	(64,517)

Net increase in number of shares outstanding	176,574	356,102

(The accompanying notes are an integral part of these financial statements.)	November 30, 2007 Annual Report	33

Expenses (unaudited)

All mutual funds have operating expenses. As a Sextant shareowner, you incur ongoing costs, including management fees, distribution (or service) 12b-1 fees, and other fund expenses such as shareowner reports (like this one). Operating expenses, which are deducted from a fund's gross earnings, directyl reduce the investment return of a fund. All mutual funds (unlike some other financial investments) only report their results after deduction of operating expenses.

With the Sextant Funds, unlike many other mutual funds, you do not incur sales charges (loads) on purchase payments, reinvested dividends, or other distributions. You do not incur redemption fees, exchange fees, or fees related to Individual Retirement Accounts. However, to discourage speculation, you may incur a 2% redemption fee for shares held less than 30 calender days. You may incur fees related to extra services requested by you for your account, such as a checkbook to use for redemptions or bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Examples

The following examples are based on an investment of $1,000 invested at the beginning of the semi-annual period and held for six months (Friday, June 1, 2007 to Friday, November 30, 2007).

Actual Expenses

The first line for each Fund provides information about actual account values and expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses you have paid over the period. Simply divide your account value by $1,000 (for example, a $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The Funds also charge for extra services rendered on request, which you may need to add to determine your total expenses: $10 per checkbook, $25 per bank wire, $15 per overnight courier delivery, 2% redemption fee for shares held less than 30 calender days.

Hypothetical Example For Comparison Purposes

The second line for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending balance or expenses you paid for the year. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other funds. You may wish to add other fees that are not included in the expenses shown in the table, such as IRA fees (there are no fees on Saturna Capital IRAs, ESAs or HSAs), and charges for extra services such as check writing and bank wires.

Please note that the expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value (June 1, 2007)	Ending Account Value (November 30, 2007)	Expenses Paid During Period*	Annualized Expense Ratio
Short-Term Bond Fund
Actual	$1,000	$1,041.20	$3.85	0.75%

Hypothetical (5% annual return before expenses)	$1,000	$1,020.60	$3.81	0.75%

Bond Income Fund
Actual	$1,000	$1,045.61	$4.61	0.90%

Hypothetical (5% annual return before expenses)	$1,000	$1,020.56	$4.56	0.90%

Core Fund
Actual	$1,000	$1,036.60	$6.13	1.20%

Hypothetical (5% annual return before expenses)	$1,000	$1,019.05	$6.07	1.20%

Growth Fund
Actual	$1,000	$1,005.30	$6.74	1.34%

Hypothetical (5% annual return before expenses)	$1,000	$1,018.35	$6.78	1.34%

International Fund
Actual	$1,000	$1,046.10	$8.92	1.74%

Hypothetical (5% annual return before expenses)	$1,000	$1,016.34	$8.80	1.74%

*Expenses are equal to the annualized expense ratio indicated above (based on the most recent semi-annual period of June 1, 2007 through November 30, 2007), multiplied by the average account value over the period multiplied by 183/365 (to reflect the one-half year period).

34	November 30, 2007 Annual Report

Notes To Financial Statements

Note 1 - Organization

Saturna Investment Trust (the "Trust") was established under Washington State Law as a Business Trust on February 20, 1987. The Trust is registered as a no-load, open-end series investment company under the Investment Company Act of 1940, as amended. Six portfolio series have been created to date: Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Core Fund, Sextant Growth Fun Sextant International Fund (the "Funds"), and Idaho Tax-Exempt Fund, distributed through a separate prospectus and the results of which are contained in a separate report.

The investment goal of both the Growth and International Funds is long-term capital growth. The investment goals of the Core Fund are long-term capital growth and capital preservation. The investment goal of both the Bond Income and Short-Term Bond Funds is current income, with Short-Term Bond having the additional goal of capital preservation.

NOTE 2 - Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds.

Security valuation:

Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price.

Debt securities are valued using bid-side valuations provided by an independent service. The service determines valuations using a matrix. This technique considers such factors as yields or prices of bonds of comparable quality, type of issue, coupon maturity, ratings, trading activity and general market conditions.

Fixed-income debt instruments, such as commercial paper, bankers' acceptances and U.S. Treasury Bills, with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Other securities for which quotations are not readily available are valued at fair values as determined in good faith by or under the direction of the Board of Trustees.

Share valuation:

The net asset value ("NAV") per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds'shares are not priced or traded on days the NYSE is closed. The offering and redemption price per share for each Fund is equal to each Fund's NAV.

Federal income taxes:

The Funds have elected to be taxed as "regulated investment companies" and intend to distribute substantially all taxable income to their shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends, in each calendar year, at least 98% of its net investment income (earned during the calendar year) and at least 98% of its net realized capital gains (earned during the twelve months ended November 30) plus undistributed amounts, if any, from prior years.

Reclassification of capital accounts:

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. The Sextant Bond Income Fund decreased accumulated net realized loss on investments by $5,730 and decreased paid-in capital by $5,730. The Sextant Core Fund decreased accumulated net realized gain by $552 and decreased distribution in excess by $552. These reclassifications were due to net investment losses and expiration of capital loss carryforwards and have no effect on net assets or net asset value per share.

Dividends and distributions to shareowners:

Dividends and distributions to shareowners, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. For the Sextant Short-Term Bond Fund and Sextant Bond Income Fund, dividends are paid daily and distributed on the last business day of the month. For the Sextant Growth Fund, Sextant Core Fund and Sextant International Fund, dividends are payable at the end of each November. Shareowners electing to reinvest dividends and distributions purchase additional shares at the net asset value on the payable date.

Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Other:

Securities transactions are recorded on trade date.Gains and losses on sales of securities are recorded based on identified cost.

Interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Cash dividends from equity securities are recorded as income on the ex-dividend date.

Expenses incurred by the Trust on behalf of the Fund (e.g., professional fees) are allocated to the Fund and the other Funds of the Trust on the basis of relative daily average net assets.

The Trustees have adopted certain policies and procedures with respect to frequent trading of Fund shares. The Funds are intended for long-term investment and do not permit rapid trading of their shares. Shares held less than 30 calendar days, including those held in omnibus accounts at intermediaries, will be assessed a 2% early-redemption fee (payable to the Fund) when redeemed.

New accounting pronouncements:

Growth Fund, International Fund, Short-Term Bond Fund, and Bond Income Fund

In July, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No.48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not"' of being sustained by the applicable taxing authority. Tax positions not deemed to meet the "more-likely-than-not" threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required as of the date of the last Net Asset Value ("NAV") calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the application of FIN 48 to, and its impact on the financial statements has not yet been determined.

Core Fund

Effective March 30, 2007, Core Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes" because Core Fund commenced operations during the 2007 fiscal year. FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns. These positions must meet a "more-likely-than-not" standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination. In evaluating

November 30, 2007 Annual Report	35

Notes To Financial Statements

whether a tax position has met the recognition threshold, Core Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. Tax positions not deemed to meet the "more-likely-than-not" threshold are recorded as a tax expense in the current year.

FIN 48 requires Core Fund to analyze all open tax years, as defined by the relevant Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. The major tax authority for Core Fund taxation is the Internal Revenue Service. At November 30, 2007 the only open tax year is the tax year ended at that date. Core Fund has no examination in progress. Core Fund reviewed this tax year and concluded that the adoption of FIN 48 resulted in no effect on the Fund's financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end November 30, 2007. The Core Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.

Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

NOTE 3 - Transactions with Affiliated Persons

Under a contract approved by shareowners on September 28, 1995, Saturna Capital Corporation provides investment advisory services and certain other administrative and distribution services to conduct Trust business. Each of the Funds pays the Adviser a base Investment Advisory and Administrative Services Fee of .60% of average net assets per annum, payable monthly.

The base Advisory Fee is subject to adjustment up or down depending on the investment performance of the Fund relative to a specified index.

Performance Adjustment for Sextant Short-Term Bond Fund and Sextant Bond Income Fund:

  For each month in which either of these Funds' total investment return (change in net asset value plus all distributions reinvested) for the one year period through that month outperforms or underperforms the total return of a specified index for that period by 1% or more but less than 2%, the Base Fee is increased or decreased by the annual rate of .10% of the Fund's average daily net assets for the preceding year.
  If the outperformance or underperformance is 2% or more, then the adjustment is at the annual rate of .20%.

Performance adjustment for Sextant Growth Fund, Sextant International Fund, and Sextant Core Fund:

  For each month in which either of these Fund's total investment return (change in net asset value plus all distributions reinvested) for the one year period through that month outperforms or underperforms the total return of a specified index for that period by 1% or more but less than 2%, the Base Fee is increased or decreased by the annual rate of .10% of the Fund's average daily net assets for the preceding year.
  If the outperformance or underperformance is 2% or more but less than 4%, then the adjustment is at the annual rate of .20%.
  If the outperformance or underperformance is 4% or more, the adjustment is at an annual rate of .30%.

The Adviser has voluntarily undertaken to limit expenses of Sextant Short-Term Bond Fund to 0.75%, and Sextant Bond Income Fund to 0.90%, through March 31, 2009. It waives its investment advisory and administrative fee to Sextant Short-Term Bond Fund and Sextant Bond Income Fund completely should assets of either Fund be less than $2 million. For the year ended November 30, 2007, Sextant Short-Term Bond Fund and Sextant Bond Income Fund incurred advisory and administration expenses of $17,165 and $15,512, respectively. Sextant Core Fund incurred advisory and administration expenses of $12,874. Sextant Growth and International Fund incurred advisory and administration expenses of $72,132 and $75,059, respectively. In accordance with the expense waiver noted above, for the year ended November 30, 2007, Saturna Capital waived $21,858 and $14,089 of the Sextant Short-Term Bond Fund and Sextant Bond Income Fund advisory fees, respectively. The adviser cannot recoup previously waived fees.

In accordance with the Funds' custodian agreements with National City Bank Indiana, for the year ended November 30, 2007, custodian fees for Short-Term Bond, Bond Income, Core, Growth, and International were $1,893; $1,287; $2,975; $3,636; and $3,414; respectively. The custodian waived $1,893; $1,287; $2,975; $3,636; and $3,414; for Short-Term Bond, Bond Income, Core, Growth, and International Funds, respectively, of its fees based on earnings credits for the current year.

One trustee, who also serves as the president of the Trust, is a director and president of the Adviser. On November 30, 2007, the trustees, officers and their related accounts as a group owned 29.3%, 29.3%, 49.0%, 28.6% and 37.0% of the outstanding shares of the Short-Term Bond, Bond Income, Core, Growth and International Funds, respectively.

The four unaffiliated trustees receive $500 per Board or committee meeting attended, plus travel expenses, allocated pro rata to the six Funds of Saturna Investment Trust. The Trust incurred expenses for the independent trustees of $8,831 to attend meetings during the fiscal year. Regulations require the Trust to designate a Chief Compliance Officer: Mr. James D. Winship was retained by the Trust and paid $26,440 during the fiscal year. The other officers are paid by Saturna Capital, and not the Trust.

Saturna Brokerage Services, Inc. ("SBS," a discount brokerage subsidiary of Saturna Capital Corporation) is registered as a broker-dealer and acts as distributor for the Funds. Pursuant to a Rule 12b-1 distribution plan effective October 3, 2006, each Fund pays SBS a monthly fee at the annual rate of 0.25% of its average daily net assets for sales and services provided to shareholders. During the fiscal year ended November 30, 2007, the Trust paid the Distributor $86,018.

The adviser waived all brokerage commissions charged by its affiliate in fiscal 2007.

NOTE 4 - Federal Income Taxes

At November 30, 2007, Short-Term Bond had capital loss carryforwards of $44,919, of which $7,960 expires in 2008, $15,098 expires in 2009, $4,422 expires in 2012, $6,540 expires in 2013 and $10,899 expires in 2014; and Bond Income had capital loss carryforwards of $34,972, of which $2,141 expires in 2009, $14,253 expires in 2010, $14,375 expires in 2014, and $4,203 expires in 2015; subject to regulation. Prior to their expiration, such loss carryforwards may be used to offset future net capital gains realized for federal income tax purposes.

NOTE 5 - Investments

During the year ended November 30, 2007, Short-Term Bond purchased $764,298 of securities and sold $760,970 of securities. Comparable figures for Bond Income are $689,697 purchased and $660,619 sold, for Core $3,867,249 purchased and $229,985 sold, for Growth $318,581 purchased and $1,275,755 sold, and for International $1,351,399 purchased and $755,968 sold.

NOTE 6 - Distribution to shareowners

The tax character of distributions paid during the year ended November 30, 2007 and 2006 were as follows:

	Year ended 2007	Year ended 2006
Short-Term Bond Fund
Ordinary income	$101,484	$85,431

Bond Income Fund
Ordinary income	$148,530	$142,386

Core Fund
Ordinary income	$51,291	N/A

Growth Fund
Ordinary income	$20,385	-
Capital gain¹	$362,227	$125,371

International Fund
Ordinary income	$24,388	$76,618
Capital gain¹	$327,986	-

¹Long-Term Capital Gain dividend designated pursuant to Section 852(b)(3) of the Internal Revenue Code.

36	November 30, 2007 Annual Report

Notes To Financial Statements

As of November 30, 2007, components of distributable earnings on a tax basis were as follows:

	Short-Term Bond	Bond Income
Cost of investments	$2,839,435	$3,196,727
Gross tax unrealized appreciation	40,171	118,044
Gross tax unrealized depreciation	(265)	(26,727)

Net tax unrealized appreciation	39,906	91,317
Undistributed ordinary income	1,740	-
Undistributed long-term capital gain (loss)	(44,919)	(34,972)

Total distributable earnings (losses)	(3,273)	56,345

Core
Cost of investments	$3,633,916
Gross tax unrealized appreciation	291,043
Gross tax unrealized depreciation	(97,400)

Net tax unrealized appreciation (depreciation)	193,643
Distributions in excess	(6,089)
Undistributed long-term capital gain (loss)	-

Total distributable earnings	-

Total accumulated earnings	$187,554

	Growth	International
Cost of investments	$9,957,715	$8,547,552
Gross tax unrealized appreciation	6,157,001	4,592,554
Gross tax unrealized depreciation	(523,592)	(298,701)

Net tax unrealized appreciation (depreciation)	5,633,409	4,293,853
Undistributed ordinary income	1,345	9,947
Undistributed long-term capital gain (loss)	220	-

Total distributable earnings	$5,634,974	$4,303,800

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Saturna Investment Trust,

We have audited the accompanying statements of assets and liabilities of the Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Core Fund, Sextant Growth Fund and Sextant International Fund, each a series of the Saturna Investment Trust, including the schedules of investments as of November 30, 2007, and the related statements of operations for the year then ended and the period then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, audits of its internal controls over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodian. Our audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Core Fund, Sextant Growth Fund, and Sextant International Fund, as of November 30, 2007, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
January 29, 2008

(graphic omitted)
Tait, Weller & Baker LLP

November 30, 2007 Annual Report	37

Renewal of Investment Advisory Contracts (unaudited)

On September 12, 2007, the Trustees of Saturna Investment Trust approved continuation of the Sextant Funds' investment advisory and administrative services agreements with Saturna Capital Corporation. In doing so, the Board considered a number of factors and made specific determinations relevant to that approval.

In addition to information provided throughout the year, the Trustees utilized a comparison of performance and fees of funds in each of the Sextant Morningstar peer categories. The Trustees found such information helpful in establishing expectations regarding the performance of the adviser and whether to continue the advisory contracts.

In their review, the Trustees noted that the Funds offer a full range of high-quality investor services. The Trustees reviewed improvements in Saturna's operations during the last year, substantial investments in staffing, training, compliance, office space and hardware and its increasing assets under management. Important factors considered by the Trustees include Saturna Capital's experience, ability, and commitment to quality customer service through performing internally such functions as shareowner servicing, administration, accounting, marketing, and distribution. In addition, they recognized Saturna's efforts to improve compensation to attract and retain increasingly qualified, experienced, and specialized staff. The Trustees also took into consideration Saturna's continued avoidance of significant operational problems, and its efforts to comply with increased investment company rules and regulations.

The Trustees found that the investment performance of the Sextant Growth Fund and Sextant International Fund, both in absolute numbers and relative to funds in its Morningstar categories and Lipper categories, was outstanding. The investment performance of Sextant Bond Income and Sextant Short-term Bond Funds was found to be acceptable.

The Trustees reviewed the fees and expenses of the Funds. They noted that the performance-based advisory fees are unusual in the industry and fair and reasonable to shareowners. In addition, the Trustees found the expense ratios less than those of similar funds and to be advantageous to shareowners given the sizes of the funds, services provided and expenses incurred. They also considered the fees charged by the adviser to other kind of accounts and the different services provided to those accounts, as well as the ways in which Saturna's services and work done for other accounts it manages benefits the Funds. The Trustees considered the ten-year history of the funds under their current advisory agreements. The Trustees considered the growth of the Funds and decreasing expense ratios to determine whether the 12b-1 plan should be continued. The Trustees found that the Funds, though growing were still small by industry standards, and that further growth could result in greater efficiencies and lower expense ratios to the Funds.

They found that continuation of the 12b-1 plan is in the best interest of the shareholders in the expectation of further reductions in fees, and spreading of fixed costs across a larger base.

The Trustees reviewed Saturna's profitability with respect to the Funds as part of their evaluation of whether the fees under the advisory contract bear a reasonable relationship to the mix of services provided by Saturna, including the nature, extent and quality of such services.The Trustees also considered potential benefits to Saturna from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading in the Funds' portfolios, and that Saturna continues to voluntarily waive brokerage commissions for Fund portfolio trades, resulting in lower Fund expenses.

The Trustees concluded that the fees paid by the Funds to Saturna were reasonable in light of the services provided, comparative performance, expense and advisory fee information, costs of services provided and profits to be realized and benefits derived or to be derived by Saturna from its relationship with the Funds. The Trustees saw no need for advisory fee changes or breakpoints.

Availability of Portfolio Information (unaudited)

(1) The Sextant Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.

(2) The Funds' Forms N-Q are available on the SEC's website at www.sec.gov and at www.saturna.com.

(3) The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

(4) The Funds make a complete schedule of portfolio holdings after the end of each month available to investors at www.saturna.com.

Availability of Proxy Voting Information (unaudited)

(1) A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-800/SATURNA, (b) on the Funds' website at www.saturna.com, and (c) on the SEC's website at www.sec.gov.

(2) Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-800/SATURNA, (b) on the Funds' website at www.saturna.com, and (c) on the SEC's website at www.sec.gov.

Privacy Statement (unaudited)

At Saturna Capital, we understand the importance of maintaining the privacy of your financial information. To that end, we want to assure you that we protect the confidentiality of any personal information you share with us.

We collect personal information about you from information we receive from you on applications and other forms and from transactions or trades placed with us. Please be assured that except to administer a transaction with an affiliated third party upon your request, we do not disclose any personal information about our customers, or our former customers, to anyone, except as may be required by law. We maintain our own technology resources to minimize the use of outside service providers.

Additionally, Saturna Capital restricts access to personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with regulations to guard your personal information. If you have further questions or concerns about the security or privacy of the information we receive from you, please call us at 1-800/SATURNA.

Householding Policy (unaudited)

To reduce expenses, we may mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800/SATURNA (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

38	November 30, 2007 Annual Report

Trustees and Officers (unaudited)
Name (age), address	Position(s) held with Trust and length of time served	Principal occupation(s) during past 5 Years	Number of portfolios in Saturna Fund complex overseen by Trustee	Other directorships held by Trustee

Independent Trustees
Gary A. Goldfogel, MD (49) 1500 N. State Street Bellingham, WA 98225	Independent Trustee since 1995	Medical Examiner (pathologist); Owner, Avocet Environmental Testing (laboratory)	Six	None

Herbert G. Grubel, PhD (73) Apt. 1202 - 125 West Second St. North Vancouver, BC Canada V7M 1C5	Independent Trustee since 2005	Professor Emeritus of Economics, Simon Fraser University; Senior Fellow, Fraser Institute	Six	None

John E. Love (75) 1002 Spokane Street Garfield, WA 99130	Chairman, Independent Trustee since 1987	Owner, J.E. Love Co. (agricultural equipment manufacturer)	Six	None

John S. Moore, PhD (76) 346 Bayside Road Bellingham, WA 98225	Independent Trustee since 1993	Professor Emeritus, College of Business and Economics, Western Washington University	Six	None

Interested Trustee
Nicholas F. Kaiser, CFA (61) 1300 N. State Street Bellingham, WA 98225	President, Trustee† since 1991	President, Saturna Capital Corporation; President, Saturna Brokerage Services	Eight	Amana Mutual Funds Trust

Officers who are not Trustees
Phelps S. McIlvaine (54) 1300 N. State Street Bellingham, WA 98225	Vice President since 1994	Vice President, Saturna Capital Corporation; Treasurer, Saturna Brokerage Services	N/A	N/A

Christopher Fankhauser (35) 1300 N. State Street Bellingham, WA 98225	Treasurer† since 2002	Chief Operations Officer, Saturna Capital Corporation	N/A	N/A

Ethel B. Bartolome (35) 1300 N. State Street Bellingham, WA 98225	Secretary† since 2001	Corporate Administrator, Saturna Capital Corporation	N/A	N/A

James D. Winship (59) 5406 Diamond Place NE Bainbridge Island, WA 98110	Chief Compliance Officer† since 2004	Attorney; Adjunct Professor, University of Washington and Seattle Pacific University (1999 - 2003)	N/A	N/A

Term of office: each Trustee serves for the life of the Trust or until he dies, resigns, is removed, or not re-elected by the shareowners. Each officer serves a one-year term subject to annual reappointment by the Trustees.

The Trust's Statement of Additional Information, available without charge by calling Saturna Capital at 800-SATURNA, includes additional information about the trustees.

On November 30, 2007, the Trustees, officers and their related accounts as a group owned 29.3%, 29.3%, 49.0%, 28.6% and 37.0% of the outstanding shares of the Short-Term Bond, Bond Income, Core, Growth and International Funds, respectively. Saturna Capital Corporation is the Trust's adviser and Saturna Brokerage Services, Inc. is the Trust's distributor. Mr. Kaiser is an interested person of the Trust by reason of his positions with the Trust's adviser and distributor. Moreover, he is the portfolio manager of the Sextant Growth Fund and the Sextant International Fund. Mr. McIlvaine is the portfolio manager of the Sextant Bond Income Fund and Sextant Short-Term Bond Fund. Both Mr. Kaiser and Mr. McIlvaine serve as portfolio mangers of the Sextant Core Fund. Mr. Winship is also Chief Compliance Officer for Saturna Capital Corporation.

† Holds the same position with Amana Mutual Funds Trust.

November 30, 2007 Annual Report	39

(graphics omitted)

Saturna Capital
1300 North State Street
Bellingham, WA 98225
www.saturna.com
sextant@saturna.com
(800) SATURNA

This report is issued for the information of the shareowners of the Funds. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus relating to the securities of the Funds. The Sextant Funds are a series of Saturna Investment Trust.

Saturna Brokerage Services, Distributor

IDAHO TAX-EXEMPT FUND

ANNUAL REPORT

NOVEMBER 30, 2007

Fellow Shareowners: (unaudited)

For the fiscal year ended November 30, 2007, the Idaho Tax-Exempt Fund provided a total return of 3.02%. The Fund's price moved in a low 2.5% range for the year, despite significant price volatility in other fixed-income markets. Fund shares outstanding increased 14%, with total assets rising to a record $10 million. The annual operating expense ratio was 0.87%.

Idaho municipal bonds offer generally high credit worthiness, state and federal tax-exemptions, low price volatility, and relative safety. In addition, the state of Idaho is a strong fiscal and economic partner for Idaho municipal issuers. The government's fiscal discipline and pro-business policies give Idaho a sharp competitive edge.

We would like to highlight several programs of the State Treasurer's Office that demonstrate why Idaho is especially attractive for municipal bond investors. Idaho backs these programs with a history of conservative budgeting, balanced budgets, and an unblemished repayment record.

  The Idaho Local Government Investment Pool, which is a money-market fund for local governments managed by the Treasurer's Office, and the longer-term Idaho Diversified Bond Fund, both recently received AAAf credit quality ratings from Standard & Poor's. The AAAf rating signifies that the portfolio holdings provide extremely strong protection against losses from credit defaults.
  The Idaho School Bond Guaranty Act allows the Treasurer to guarantee school bonds, replacing the need for school districts to spend thousands of dollars on bond insurance to receive an AAA rating on their bonds. With several commercial bond insurance companies now in severe distress, the value of this program is even greater.
  The Idaho Municipal Bond Bank lends money to local governments within the state, providing funds for their infrastructure needs and access to the capital markets at competitive interest rates.

The Fund demonstrated its appeal for conservative investors again in 2007 by avoiding the damaging effects from the subprime loan crisis. Should investors need a conservative investment that may benefit from a softer U.S. economy in 2008, Idaho Tax Exempt Fund may offer the diversification and relatively stable asset values investors seek during especially uncertain markets.

We invite you to review the advantages of the Idaho Tax-Exempt Fund, including low expenses, income free from Idaho and federal income taxes, a high-quality diversified bond portfolio, and daily supervision by professional managers. We welcome your suggestions. Only with your help can we be certain that we are meeting your investment needs — our primary objective.

Respectfully,

Nicholas Kaiser,
President

Phelps McIlvaine,
Vice President, Portfolio Manager

Additional Performance Information:

Average Annual Returns (as of 12/31/2007)
1 Year	3 Years	5 Years	10 Years	Expense Ratio¹

3.81%	3.09%	3.15%	4.16%	0.87%

Performance data quoted in this report represents past performance and is no guarantee of future performance. The investment return and principal value of investments in the Fund fluctuate daily and an investor's shares, when redeemed, may be worth more or less than the original cost and you may lose money. Returns above do not reflect the potential deduction of a 2% redemption fee on shares held less than 30 days. Current performance may be higher or lower than performance data quoted herein. Performance data current to the most recent month-end is available online at www.saturna.com or by calling toll free (800) SATURNA.

¹ By regulation, the expense ratio shown in this table is as of the Fund's most recent prospectus dated March 30, 2007 and differs from expense ratios shown elsewhere in this report as they each reflect different fiscal periods.

Please consider an investment's objectives, risks, charges and expenses carefully before investing. To obtain the Fund's prospectus that contains this and other important information please visit www.saturna.com or call toll free (800) SATURNA. Please read the prospectus carefully before investing.

2	Idaho Tax-Exempt Fund Annual Report November 30, 2007

Discussion of Fund Performance (unaudited)

Fiscal Year 2007

Ratings Established	By Adviser	By Standard & Poor's	By Moody's Investor Services
AAA	85.2%	30.9%	86.0%

AA	0.6%	4.0%	0.6%

A	10.2%	3.4%	0.0%

BBB	0.0%	0.0%	0.0%

Unrated	0.0%	57.7%	9.4%

Other Assets	4.0%	4.0%	4.0%

Top Ten Holdings	% of Fund assets
Owyhee & Elmore Cos. JSD #365 Grand View	3.5%

Canyon County SCD #139	3.5%

Canyon County SCD #131 Nampa	3.4%

Boise State University Revenue	3.1%

Post Falls LID SPA	3.0%

Bingham County SCD #55 Blackfoot	3.0%

Valley & Adams Cos. JSD #421	2.9%

Jerome, Lincoln, & Gooding Cos. JSD #261	2.7%

Idaho Bond Bank Authority 5.00% due 9/15/2026	2.6%

Madison County SCD #321 Rexburg 4.50% due 8/15/2026	2.5%

For the year ending November 30, 2007, the Idaho Tax-Exempt Fund returned to shareowners 3.02%. For the last five years, the Fund has provided a 3.39% annualized total return. At November 30, 2007 the thirty day SEC yield was 3.55%. Consistent with the Fund's conservative investment philosophy, the Fund's net asset value (price) per share moved within a stable 2.50% range ($5.19 to $5.32) from low to high.

Factors Affecting Past Performance

2007 was the year the bond party ended. Erupting mortgage markets scared everyone. Investors decided to swap investments in suspect high-yield corporate and asset-backed paper for U.S. Treasuries. Non-traditional buyers of municipal debt also liquidated their positions in favor of U.S. Treasuries as well. The Federal Reserve Bank reversed policy and eased credit to address the subprime mortgage crisis. Flat municipal yield curves steepened with long rates ending the year slightly higher. High quality short-term debt performed better than low quality long-term debt, a reversal of trends dating back to 2001. Yield premiums on low credit quality debt doubled and bond option volatility premiums spiked higher. Short-term U.S. Treasury notes outperformed all other fixed-income asset classes during the flight to quality. As a result, municipal paper is now trading at historically attractive levels.

The average maturity of the Fund is the most influential factor affecting principal values in the portfolio. The Fund average maturity is 7.9 years up from 6.9 years last November. Fund management has discussed State of Idaho Local Government Investment Pools with state officials and does not expect Idaho Pools to experience the same problems witnessed in Florida Local Government Investment Pools. The Fund owns issues insured by AMBAC, MBIA, FGIC, FSA, XCLA and the Idaho School Bond Guaranty Program. Despite concerns about the capital adequacy of some of these institutions, Fund management relies primarily on its own assessment of the credit quality of issuers and not on insurance as the major criteria for purchasing these investments. Issuer credit remains adequate.

Looking Forward

U.S. economic growth and profits are weakening, as the country enters a recession. We expect U.S. Federal Reserve policy to restore the normal functioning of the fixed-income markets causing municipal yield curves to maintain their positive slopes. We expect the flight to quality in the fixed-income markets to gradually unwind.

For 2008, we will continue to buy only high-grade issues that may mitigate the effects of 2007's mortgage crisis. High-grade municipal yields have now reached their most attractive relative levels since 2003. For the next six months, we believe the probability of falling rates is greater than the probability of rising rates and we will maintain portfolio duration. Riskier debt instruments have fallen sharply in value, and higher relative returns on investment grade municipal bonds are at hand. We look forward to another year of positive real returns for the Fund without taking unnecessary credit or duration risk.

Idaho Tax-Exempt vs. Lehman Composite Municipal Bond Index (unaudited)

Comparison to Index

Though the Fund does not try to "beat" the Lehman Brothers Composite Municipal Bond Index or any other index, the Fund's returns compare well to that of the Index for the fiscal year, as shown in the accompanying chart. The line graph below compares the Idaho Tax-Exempt Fund's performance to the performance of the Lehman Brothers Composite Municipal Bond Index, a broad-based municipal bond market index. To be comparable, the Municipal Index data includes reinvested income (as computed by Lehman Brothers Fixed-Income Research).

Note that this graph compares an unmanaged, expense-free index to an actively managed Fund that has transaction and other costs. The Fund also stands ready to buy and sell its own securities to shareholders on a daily basis, as well as providing a wide range of services to them. Few investors are able to invest in an exact index portfolio because of the large amount of securities required to model such an index.

Were the Fund to target the index as an objective, the Fund might take greater risk by extending the average maturity of its portfolio to take advantage of the greater price fluctuation (for better or worse) available in such a portfolio. However, maintaining the stability of capital is an objective of the portfolio, and we believe the Fund has performed well considering its investment restrictions.

The graph at left shows that $10,000 invested in the Idaho Tax-Exempt Fund on November 30, 1997 would have grown to $15,168 on November 30, 2007. If $10,000 could have been invested in the Lehman Brothers Composite Municipal Bond Index on November 30, 1997, it would have grown to $16,773.

Idaho Tax-Exempt Fund Annual Report November 30, 2007	3

Investments
Rating¹	Issue	Coupon/Maturity	Face Amount	Market Value	Percentage

Electric Power
AAA	Idaho Falls Electric Revenue	6.75% due 4/1/2019	$140,000	$162,203	1.6%

Financial Services
AAA	Boise City General Fund Revenue, Series A	5.20% due 12/1/2017	160,000	169,189	1.7%
AAA	Boise City General Fund Revenue, Series A	5.25% due 12/1/2018	100,000	106,118	1.1%

			260,000	275,307	2.8%

General Obligation
AA-	Ada & Canyon Cos. JSD #2 Meridian	5.50% due 7/30/2015	50,000	56,329	0.6%
AAA	Ada & Canyon Cos. JSD #2 Meridian	5.00% due 8/15/2020	165,000	176,502	1.8%
AAA	Ada & Canyon Cos. JSD #2 Meridian	5.00% due 8/15/2021	155,000	165,382	1.6%
AAA	Bingham County SCD #55 Blackfoot	4.65% due 8/1/2017	285,000	296,842	3.0%
AAA	Blaine County, Series A	4.05% due 8/1/2023	150,000	148,962	1.5%
A	Boise County SCD #73	5.15% due 7/31/2010	125,000	126,392	1.3%
AAA	Bonneville & Bingham Cos. JSD #93	4.50% due 9/15/2016	150,000	157,624	1.6%
AAA	Bonneville & Bingham Cos. JSD #93	4.50% due 9/15/2017	150,000	157,005	1.6%
AAA	Boundary County SCD #101 Bonners Ferry	5.10% due 8/1/2022	130,000	141,557	1.4%
AAA	Caldwell, Idaho	5.30% due 5/15/2014	150,000	157,383	1.6%
AAA	Canyon County SCD #139	4.35% due 9/15/2025	350,000	350,994	3.5%
AAA	Canyon County SCD #131 Nampa	4.75% due 8/15/2019	325,000	339,983	3.4%
AAA	Canyon County SCD #131 Nampa	5.00% due 8/15/2023	105,000	110,751	1.1%
AAA	Canyon County SCD #134 Middleton	4.65% due 7/31/2016	170,000	178,786	1.8%
AAA	Jerome, Lincoln, & Gooding Cos. JSD #261	3.75% due 9/15/2018	125,000	123,900	1.2%
AAA	Jerome, Lincoln, & Gooding Cos. JSD #261	5.00% due 9/15/2022	250,000	267,092	2.7%
AAA	Kootenai-Shonshone Area Libraries	4.25% due 8/1/2021	220,000	223,586	2.2%
AAA	Lemhi County	4.20% due 8/1/2015	100,000	102,607	1.0%
AAA	Madison County SCD #321 Rexburg	4.50% due 8/15/2024	160,000	162,157	1.6%
AAA	Madison County SCD #321 Rexburg	4.50% due 8/15/2026	250,000	251,860	2.5%
AAA	Meridian Free Library District	5.00% due 8/1/2015	200,000	200,490	2.0%
AAA	Minidoka & Jerome Cos. JSD #331	4.50% due 8/15/2018	75,000	77,876	0.8%
AAA	Minidoka & Jerome Cos. JSD #331	4.50% due 8/15/2020	75,000	77,150	0.8%
AAA	Minidoka & Jerome Cos. JSD #331	4.50% due 8/15/2025	160,000	161,597	1.6%
AAA	Nampa Idaho, Series B	5.00% due 8/1/2020	200,000	214,156	2.1%
AAA	Owyhee & Canyon Cos. JSD #370 Homedale	4.55% due 8/15/2016	160,000	171,253	1.7%
AAA	Owyhee & Elmore Cos. JSD #365 Grand View	4.00% due 8/15/2027	350,000	352,317	3.5%
AAA	Payette County SCD #373	5.00% due 9/15/2024	100,000	107,182	1.0%
AAA	Valley & Adams Cos. JSD #421	4.50% due 8/1/2024	290,000	293,721	2.9%
AAA	Valley & Adams Cos. JSD #421	4.50% due 8/1/2022	135,000	137,808	1.4%
AAA	Washington & Adams Cos. JSD #432	4.00% due 8/15/2019	100,000	100,588	1.0%

			5,410,000	5,589,832	55.8%

Housing
AAA	Idaho Housing Agency	6.60% due 7/1/2011	5,000	4,963	0.1%

Medical/Hospitals
AAA	Idaho Health Facility Authority Holy Cross Revenue	5.25% due 12/1/2014	110,000	111,984	1.1%
AAA	Idaho Health Facility Authority Holy Cross Revenue	5.00% due 12/1/2022	115,000	116,672	1.2%
AAA	Madison County Hospital Board COP	5.00% due 12/1/2018	105,000	106,784	1.1%

			330,000	335,440	3.4%

(Continued on next page)

(The accompanying notes are an integral part of these financial statements.)

4	Idaho Tax-Exempt Fund Annual Report November 30, 2007

Investments
Rating¹	Issue	Coupon/Maturity	Face Amount	Market Value	Percentage

Municipal Leases
AAA	Nez Perce County COP	4.50% due 2/1/2021	$150,000	$153,958	1.5%

Pollution Control
AAA	Idaho Bond Bank Authority Revenue, Series A	4.30% due 9/1/2022	135,000	135,856	1.4%
AAA	Idaho Bond Bank Authority Revenue, Series A	4.125% due 9/15/2023	75,000	74,507	0.7%

			210,000	210,363	2.1%

Real Estate
AAA	Idaho Housing & Finance Association	4.80% due 6/1/2017	100,000	101,821	1.0%
AAA	Idaho State Building Authority Revenue	4.50% due 9/1/2023	110,000	111,326	1.1%
AAA	Idaho State Building Authority Revenue, Series A	5.05% due 9/1/2018	95,000	95,594	1.0%
AAA	Idaho State Building Authority Revenue, Series A	5.00% due 9/1/2021	100,000	100,795	1.0%
A	Post Falls LID SPA	5.00% due 5/1/2021	300,000	300,303	3.0%

			705,000	709,839	7.1%

State Education
AAA	Boise State University Revenue	5.00% due 4/1/2019	295,000	315,092	3.1%
AAA	Idaho State Building Authority Revenue	4.00% due 9/1/2016	105,000	106,122	1.1%
AAA	Idaho State University Revenue	4.90% due 4/1/2017	150,000	151,967	1.5%
AAA	Idaho State University Revenue, Series B	4.625% due 4/1/2024	220,000	224,046	2.2%
AAA	University of Idaho Revenue, Series A	5.00% due 4/1/2019	200,000	213,622	2.1%
AAA	University of Idaho Revenue, Series A	5.00% due 4/1/2020	160,000	170,374	1.7%

			1,130,000	1,181,223	11.7%

Sewer
A	Troy ID Sewer System	8.00% due 2/1/2008	15,000	14,900	0.2%
A	Troy ID Sewer System	8.00% due 2/1/2009	20,000	19,870	0.2%
A	Troy ID Sewer System	8.00% due 2/1/2010	20,000	19,870	0.2%

			55,000	54,640	0.6%

Urban Renewal
AAA	Boise City Urban Renewal Agency Pk. Rev. & RA	5.00% due 9/1/2012	65,000	66,245	0.7%
AAA	Boise City Urban Renewal Agency Lease Revenue	5.00% due 8/15/2020	160,000	170,280	1.7%
AAA	Boise City Urban Renewal Agency Lease Revenue	5.00% due 8/15/2021	90,000	94,715	0.9%
A	Jerome Urban Renewal District Revenue, Series A	5.40% due 9/1/2013	200,000	201,846	2.0%

			515,000	533,086	5.3%

Water Supply
AAA	Blackfoot, Idaho COP	5.80% due 9/1/2018	135,000	144,090	1.4%
AAA	Idaho Bond Bank Authority Revenue	5.00% due 9/15/2026	250,000	262,667	2.6%

			385,000	406,757	4.0%

Total investments		(Total cost=$9,490,593)	$9,295,000	$9,617,611	96.0%
Other assets (net of liabilities)				398,173	4.0%

Total net assets (100%)				$10,015,784	100.0%

¹Ratings are lesser of Moody's Investor Services or Standard & Poor's.

(The accompanying notes are an integral part of these financial statements.)

Idaho Tax-Exempt Fund Annual Report November 30, 2007	5

Financial Highlights	For Years Ended November 30,
Selected data per share of capital stock outstanding throughout the year:	2007	2006	2005	2004	2003

Net asset value at beginning of year	$5.32	$5.27	$5.39	$5.46	$5.37
Income from investment operations
Net investment income	0.18	0.18	0.19	0.19	0.21
Net gains (losses) on securities (both realized and unrealized)	(0.02)	0.06	(0.10)	(0.07)	0.09

Total from investment operations	0.16	0.24	0.09	0.12	0.30

Less distributions
Dividends (from net investment income)	(0.18)	(0.18)	(0.19)	(0.19)	(0.21)
Distributions (from capital gains)	-	(0.01)	(0.02)	-	-

Total distributions	(0.18)	(0.19)	(0.21)	(0.19)	(0.21)

Paid-in capital from early redemption fees¹	*0.00	*0.00	*0.00	-	-

Net asset value at end of year	$5.30	$5.32	$5.27	$5.39	$5.46

Total return	3.02%	4.66%	1.66%	2.29%	5.40%

Ratios/supplemental data
Net assets ($000), end of year	$10,016	$8,783	$8,531	$8,472	$7,692
Ratio of expenses to average net assets
Before fee waivers	0.89%	0.87%	0.91%	0.95%	0.88%
After fee waivers	0.87%	0.83%	0.88%	0.93%	0.85%
Ratio of net investment income after fee waiver to average net assets	3.35%	3.40%	3.58%	3.56%	3.78%
Portfolio turnover rate	6%	24%	21%	15%	6%

¹Redemption fee adopted March 29, 2005	*Amount is less than $0.01

Statement of Assets and Liabilities	As of November 30, 2007

Assets
Bond investments (cost $9,490,593)	$9,617,611
Cash	295,764
Interest receivable	127,429
Insurance reserve premium	801

Total assets		$10,041,605

Liabilities
Accrued expenses	11,712
Distributions payable	4,869
Due to affiliates	4,718
Payable for Fund shares redeemed	4,522

Total liabilities		25,821

Net assets		$10,015,784

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	9,897,192
Accumulated net loss on investments	(8,426)
Unrealized net appreciation on investments	127,018

Net assets applicable to Fund shares outstanding		$10,015,784

Fund shares outstanding		1,889,129

Net asset value, offering and redemption price per share		$5.30

(The accompanying notes are an integral part of these financial statements.)

6	Idaho Tax-Exempt Fund Annual Report November 30, 2007

Statement of Operations	For the year ended November 30, 2007

Investment income
Interest income	$420,632
Amortization of bond premium	(31,197)

Gross investment income		$389,435

Expenses
Investment adviser and administration fees	46,122
Audit fees	10,249
Insurance	7,287
Chief compliance officer expenses	5,477
Shareholder service fee	3,498
Filing and registration fees	2,249
Custodian fees	1,899
Trustee fees	1,798
Printing and postage	1,717
Legal fees	1,604
Other expenses	197

Total gross expenses	82,097

Less custodian fees waived	(1,899)

Net expenses		80,198

Net investment income		309,237

Net realized loss on investments
Proceeds from sales	543,669
Less cost of securities sold (based on identified cost)	552,095

Realized net loss		(8,426)

Unrealized gain on investments
End of year	127,018
Beginning of year	137,152

Decrease in unrealized gain for the year		(10,134)

Net realized and unrealized loss		(18,560)

Net increase in net assets resulting from operations		$290,677

Statement of Changes in Net Assets
	Year ended Nov. 30, 2007	Year ended Nov. 30, 2006

Increase in net assets
From operations
Net investment income	$309,237	$291,745
Net realized gain (loss) on investments	(8,426)	19,527
Net increase (decrease) in unrealized appreciation	(10,134)	67,593

Net increase in net assets	290,677	378,865

Dividends to shareowners from
Net investment income	(309,237)	(291,745)
Capital gains distributions	-	(19,527)

	(309,237)	(311,272)

From fund share transactions
Proceeds from sales of shares	2,331,511	1,123,133
Value of shares issued in reinvestment of dividends	246,587	241,424

	2,578,098	1,364,557

Early redemption fees retained	85	2
Cost of shares redeemed	(1,326,612)	(1,180,827)

Net increase in net assets	1,251,571	183,732

Total increase in net assets	$1,233,011	$251,325

Net assets
Beginning of year	8,782,773	8,531,448
End of year	$10,015,784	$8,782,773

Shares of the Fund sold and redeemed
Number of shares sold	443,957	225,928
Number of shares issued in reinvestment of dividends	46,995	45,798
Number of shares redeemed	(253,833)	(237,777)

Net increase in number of shares outstanding	237,119	33,949

(The accompanying notes are an integral part of these financial statements.)

Idaho Tax-Exempt Fund Annual Report November 30, 2007	7

Expenses (unaudited)

All mutual funds have operating expenses. As an Idaho Tax-Exempt Fund shareowner, you incur ongoing costs, including management fees and other fund expenses such as shareowner reports (like this one). Operating expenses, which are deducted from a fund's gross earnings, directly reduce the investment return of a fund. All mutual funds (unlike some other financial investments) only report their results after deduction of operating expenses.

With the Idaho Tax-Exempt Fund, unlike many mutual funds, you do not incur sales charges (loads) on purchase payments, reinvested dividends, or other distributions. You do not incur redemption fees, exchange fees, or fees related to Individual Retirement Accounts. However, to discourage speculation, you may incur a 2% fee for redemption of shares held less than 30 days. You may incur fees related to extra services requested by you for your account, such as a checkbook to use for redemptions or bank wires.The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Example

The following example is based on an investment of $1,000 invested at the beginning of the semi-annual period and held for six months (Friday, June 1, 2007 to Friday, November 30, 2007).

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this fiscal year. The Fund also charges the following fees for extra services rendered on request, which you may need to add to determine your total expenses: $10 per checkbook, $25 per bank wire, $15 per overnight courier delivery.

Hypothetical Example for Comparison Purposes

The second line provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the year. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of the other funds. You may wish to add other fees that are not included in the expenses shown in the table, such as charges for extra services like check writing and bank wires.

Please note that the expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value [June 1, 2007]	Ending Account Value [November 30, 2007]	Expenses Paid During Period¹
Actual	$1,000.00	$1,028.50	$4.55

Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.59	$4.53

¹ Expenses are equal to Idaho Tax-Exempt Bond Fund's annualized expense ratio of 0.89% (based on the most recent semi-annual period of June 1, 2007 through November 30, 2007, multiplied by the average account value of $1,014.25 over the period multiplied by 183/365 (to reflect the one-half year period).

8	Idaho Tax-Exempt Fund Annual Report November 30, 2007

Notes To Financial Statements

Note 1 — Organization

Saturna Investment Trust (the "Trust") was established under Washington State Law as a Business Trust on February 20, 1987. The Trust is registered as a no-load, open-end series investment company under the Investment Company Act of 1940, as amended. Five portfolios have been created to date in addition to Idaho Tax-Exempt Fund (the "Fund"). The other five portfolios distribute through a separate prospectus and the results of those funds are contained in a separate report.

The investment objective of the Fund is to provide income free from federal income, federal alternative minimum and Idaho state income taxes, with a secondary objective of capital preservation.

Note 2 — Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund.

Security valuation:

Debt securities are valued using bid-side valuations provided by an independent service. The service determines valuations using a matrix. This technique considers such factors as yields or prices of bonds of comparable quality, type of issue, coupon maturity, ratings, trading activity and general market conditions. In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by or under the direction of the Board of Trustees. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in the State of Idaho.

Income taxes:

The Fund's policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareowners. Therefore, no provision for federal income taxes is required. Furthermore, the Fund intends to meet requirements for tax-free income dividends, and requirements of the Idaho Department of Revenue for income dividends free of Idaho state income tax.

Reclassification of capital accounts:

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. For the year ended November 30, 2007 there were no items identified that have been reclassed among components net assets.

Dividends and distributions to shareowners:

Dividends and distributions to shareowners, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Dividends are paid daily and distributed on the last business day of each month. Shareowners electing to reinvest dividends and distributions purchase additional shares at the net asset value on the payable date.

Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Other:

Securities transactions are recorded on trade date. Gains and losses on sales of securities are recorded based on identified cost.

Interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

Expenses incurred by the Trust on behalf of the Fund (e.g., professional fees) are allocated to the Fund and the other Funds of the Trust on the basis of relative daily average net assets.

The Trustees have adopted certain policies and procedures with respect to frequent trading of Fund shares. The Funds are intended for long-term investment and do not permit rapid trading of their shares. Shares held less than 30 calendar days, including those held in omnibus accounts at intermediaries, will be assessed a 2% early-redemption fee (payable to the Fund).

New accounting pronouncements:

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 - Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Funds' net assets, results of operations and financial statement disclosures, which pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the first day of the Funds' fiscal year, December 1, 2007.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Note 3 — Transactions with Affiliated Persons

Under a contract approved by shareowners on October 12, 1990, Saturna Capital Corporation provides investment advisory services and certain other administrative and distribution services to conduct the Fund's business. For such services, the Fund pays an annual fee equal to .50% of average daily net assets. For the year ended November 30, 2007, the Fund incurred advisory fee expenses of $46,122.

In accordance with the Fund's agreement with its custodian, National City Bank of Indiana, for the year ended November 30, 2007, custodian fees incurred by the Fund amounted to $1,899. The custodian waived $1,899 of its fees for earnings credits for the current year.

Saturna Brokerage Services, Inc. (a subsidiary of Saturna Capital Corporation) is a broker-dealer and acts as distributor without compensation. Saturna Capital Corporation acts as shareowner-servicing agent for the Fund, for a monthly fee plus certain expenses. For the year ended November 30, 2007, the Fund paid shareowner-servicing fees of $3,498.

Trustee Nicholas Kaiser, who also serves as the president of the Trust, is a director and president of the adviser. On November 30, 2007, the trustees, officers and their immediate families as a group owned 1.06% of the outstanding shares of the Fund. Mr. Kaiser owned 860 shares.

The four unaffiliated trustees receive $400 per Board or committee meeting attended, plus travel expenses, allocated prorata to the six Funds of Saturna Investment Trust. The Trust paid the Independent Trustees $8,831 to attend meetings during the fiscal year. Regulations require the Trust to designate a Chief Compliance Officer; Mr. James D. Winship was retained by the Trust and paid $26,440 during the fiscal year. The other officers are paid by Saturna Capital, and not the Trust.

Note 4 — Federal Income Taxes

The Funds have elected to be taxed as "regulated investment companies" and intend to distribute substantially all taxable income to their shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made. In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends, in each calendar year, at least 98% of its net investment income (earned during the calendar year) and at least 98% of its net realized capital gains (earned during the twelve months ended November 30) plus undistributed amounts, if any, from prior years.

At November 30, 2007, Idaho Tax-Exempt Fund had capital-loss carryforwards of $8,426 which expires in 2015. Prior to their expiration, such loss carryforwards may be used to offset future net capital gains realized for federal income tax purposes.

Note 5 — Investments

During the year ended November 30, 2007, the Fund purchased $1,699,413 of securities and sold/matured $543,669 of securities.

Distributions to shareowners:

The tax character of distributions paid during the years ended November 30, 2007 and 2006 were as follows:

	2007	2006
Tax-exempt income	$309,037	$291,026

Taxable income	$200	$702

Capital gain¹	-	$19,527

¹Long-Term Capital Gain dividend designated pursuant to Section 852(b)(3) of the Internal Revenue Code.

As of November 30, 2007, components of distributable earnings on a tax basis were as follows:

Cost of investments	$9,490,593
Gross unrealized appreciation	146,885
Gross unrealized depreciation	(19,867)

Net unrealized appreciation	$127,018

Total distributable earnings	$127,018
Other accumulated losses	(8,426)

Total accumulated earnings/losses	$118,592

Idaho Tax-Exempt Fund Annual Report November 30, 2007	9

Renewal of Investment Advisory Contract (unaudited)

On September 12, 2007, the Trustees of Saturna Investment Trust approved continuation of Idaho Tax-Exempt Fund's investment advisory and administrative services agreement with Saturna Capital Corporation. In doing so, the board considered a number of factors and made specific determinations relevant to that approval.

In addition to information provided throughout the year, the Trustees utilized a comparison of performance and expenses of the Fund with those of other single-state tax-exempt mutual funds. The Trustees found such information helpful in establishing expectations regarding the performance of the adviser and whether to continue the advisory contract.

In their review, the Trustees noted that the Fund offers a full range of high-quality investor services. The Trustees reviewed improvements in Saturna's operations during the last year, substantial investments in staffing, training, compliance, office space and hardware, and its increasing assets under management. Important factors considered by the Trustees include Saturna Capital's experience, ability, and commitment to quality service through performing internally such functions as shareowner servicing, administration, accounting, marketing, and distribution . In addition, they recognized Saturna's efforts to improve compensation to attract and retain increasingly qualified, experienced, and specialized staff. The Trustees also took into consideration Saturna's continued avoidance of significant operational problems, and its efforts to comply with increased investment company rules and regulations.

The Trustees also reviewed Morningstar and Lipper mutual fund ratings, and found that the investment performance of the Fund was acceptable. The board took into consideration the investment objectives and policies of the Fund.

The Trustees reviewed Saturna's profitability with respect to the Fund as part of their evaluation of whether the fee under the advisory contract bears a reasonable relationship to the mix of services provided by Saturna, including the nature, extent and quality of such services. They considered the fees charged by the adviser to other kinds of accounts and the different services provided to those accounts. The Trustees considered Saturna's profitability from the funds. The Trustees also considered whether there are other potential benefits to Saturna from acting as investment adviser and found none. The Trustees concluded that the fee paid by the Fund to Saturna is reasonable in light of the services provided, comparative performance, expense and advisory fee information, costs of services provided and profits to be realized and benefits derived or to be derived by Saturna from its relationship with the Fund. The Trustees saw no need for advisory fee changes or breakpoints.

Report of Independent Registered Public Accounting Firm

To the Shareowners and Board of Trustees of Idaho Tax-Exempt Fund:

We have audited the accompanying statement of assets and liabilities of the Idaho Tax-Exempt Fund, a series of shares of the Saturna Investment Trust, including the schedules of investments as of November 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expression an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Idaho Tax-Exempt Fund as of November 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania

Tait, Weller & Baker LLP
January 29, 2008

Privacy Statement (unaudited)

At Saturna Capital, we understand the importance of maintaining the privacy of your financial information. To that end, we want to assure you that we protect the confidentiality of any personal information you share with us.

We collect personal information about you from information we receive from you on applications and other forms and from transactions or trades placed with us. Please be assured that except to administer a transaction with an affiliated third party upon your request, we do not disclose any personal information about our customers, or our former customers, to anyone, except as may be required by law. We maintain our own technology resources to minimize the use of outside service providers.

Additionally, Saturna Capital restricts access to personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with regulations to guard your personal information. If you have further questions or concerns about the security or privacy of the information we receive from you, please call us at 1-800/SATURNA.

Availability of Fund Portfolio Information (unaudited)

(1) The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.

(2) The Fund's Form N-Q is available on the SEC's website at www.sec.gov and at www.saturna.com.

(3) The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

(4) The Fund makes a complete schedule of portfolio holdings after the end of each month available to investors at www.saturna.com.

Householding Policy (unaudited)

To reduce expenses, we may mail only one copy of the Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800/SATURNA (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

10	Idaho Tax-Exempt Fund Annual Report November 30, 2007

Trustees and Officers (unaudited)
Name (age), address	Position(s) held with Trust and length of time served	Principal occupation(s) during past 5 Years	Number of portfolios in Saturna Fund complex overseen by Trustee	Other directorships held by Trustee

Independent Trustees
Gary A. Goldfogel, MD (49) 1500 N. State Street Bellingham, WA 98225	Independent Trustee since 1995	Medical Examiner (pathologist); Owner, Avocet Environmental Testing (laboratory)	Six	None

Herbert G. Grubel, PhD (73) Apt. 1202 - 125 West Second St. North Vancouver, BC Canada V7M 1C5	Independent Trustee since 2005	Professor Emeritus of Economics, Simon Fraser University; Senior Fellow, Fraser Institute	Six	None

John E. Love (75) 1002 Spokane Street Garfield, WA 99130	Chairman, Independent Trustee since 1987	Owner, J.E. Love Co. (agricultural equipment manufacturer)	Six	None

John S. Moore, PhD (76) 346 Bayside Road Bellingham, WA 98225	Independent Trustee since 1993	Professor Emeritus, College of Business and Economics, Western Washington University	Six	None

Interested Trustee
Nicholas F. Kaiser, CFA (61) 1300 N. State Street Bellingham, WA 98225	President, Trustee† since 1991	President, Saturna Capital Corporation; President, Saturna Brokerage Services	Eight	Amana Mutual Funds Trust

Officers who are not Trustees
Phelps S. McIlvaine (54) 1300 N. State Street Bellingham, WA 98225	Vice President since 1994	Vice President, Saturna Capital Corporation; Treasurer, Saturna Brokerage Services	N/A	N/A

Christopher Fankhauser (35) 1300 N. State Street Bellingham, WA 98225	Treasurer† since 2002	Chief Operations Officer, Saturna Capital Corporation	N/A	N/A

Ethel B. Bartolome (35) 1300 N. State Street Bellingham, WA 98225	Secretary† since 2001	Corporate Administrator, Saturna Capital Corporation	N/A	N/A

James D. Winship (59) 5406 Diamond Place NE Bainbridge Island, WA 98110	Chief Compliance Officer† since 2004	Attorney; Adjunct Professor, University of Washington and Seattle Pacific University (1999 - 2003)	N/A	N/A

Term of Office: each Trustee serves for the lifetime of the Trust or until he dies, resigns, is removed, or not re-elected by the shareowners. Each officer serves a one-year term subject to annual reappointment by the Trustees.

The Fund's Statement of Additional Information, available without charge by calling Saturna Capital at 1-800/SATURNA, includes additional information about the Trustees.

Saturna Capital Corporation is the Fund's adviser and Saturna Brokerage Services, Inc. is the Fund's distributor.

Mr. Kaiser is an interested person of the Fund by reason of his positions with the Fund's adviser and distributor.

Mr. McIlvaine is the primary manager of the Idaho Tax-Exempt Fund.

† Holds same position with Amana Mutual Funds Trust.

Idaho Tax-Exempt Fund Annual Report November 30, 2007	11

(graphic omitted)

This report is issued for the information of the shareowners of the Fund. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus relating to the securities of the Fund. Idaho Tax-Exempt Fund is a series of Saturna Investment Trust.

Saturna Capital
1300 N. State Street
Bellingham, WA 98225
www.saturna.com
(800) SATURNA

Item 2. Code of Ethics.
Registrant has adopted a code of ethics and is included with this submission as Exhibit (a).It may also be found on Registrant’s website at http://www.saturna.com/ethicsdoc.htm.

Item 3. Audit Committee Financial Expert.
(a)(1)(i) The Trust has an audit committee financial expert serving on its audit committee.
(a)(2)(ii) Mr. John Moore, an independent Trustee (as defined for investment companies), was deemed qualified and agreed to serve.

Item 4. Principal Accountant Fees and Services.
(a) Audit Fees
For the fiscal years ending November 30, 2007 and 2006, the aggregate audit fees billed for professional services rendered by the principal accountant were $54,000 and $40,000, respectively.

(b) Audit-Related Fees
For the fiscal years ending November 30, 2007 and 2006, the aggregate audit related fees were $38,000 and $38,000 respectively. The nature of the services are: (1) auditing of the statements of assets and liabilities, related statements of operations and changes in net assets, and the financial highlights of each of the Funds; (2) auditing and reporting on the financial statements to be included in the Amendment to the Funds' Registration Statement, Form N-1A, to be filed with the Securities and Exchange Commission; (3) review of the Amendment to the Registration Statement; and (4) issuance of a Report on Internal Control Structure for inclusion in Form N-SAR.

(c) Tax Fees
For the fiscal years ending November 30, 2007 and 2006, the aggregate tax fees billed for professional services rendered by the principal accountant were $16,000 and $2,000, respectively. Service includes preparation of the Funds' federal and state income tax returns.

(d) All Other Fees
There were no other fees billed by the principal accountant for the fiscal years ending November 30, 2007 and 2006.

(e)(1) Audit Committee Pre-Approval Policies and Procedures
The following is an excerpt from the Saturna Investment Trust Audit Committee Charter:

D. Oversight of Independent Auditors
3. Pre-approval of Audit and Non-Audit Services. Except as provided below, the Committee's prior approval is necessary for the engagement of the independent auditors to provide any audit or non-audit services for the Trust and any non-audit services for any entity controlling, controlled by or under common control with Saturna that provides ongoing services to the Trust (Saturna and each such entity, an "Adviser Affiliate") where the engagement relates directly to the operations or financial reporting of the Trust. Non-audit services that qualify under the de minimis exception described in the Securities Exchange Act of 1934, as amended, and applicable rules thereunder, that were not pre-approved by the Committee, must be approved by the Committee prior to the completion of the audit. Pre-approval by the Committee is not required for engagements entered into pursuant to (a) pre-approval policies and procedures established by the Committee, or (b) pre-approval granted by one or more members of the Committee to whom, or by a subcommittee to which, the Committee has delegated pre-approval authority, provided in either case, that the Committee is informed of each such service at its next regular meeting.

(e) (2) Percentages of Services
One hundred percent of the services described in each of paragraphs (b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.
Not applicable.

Item 6. Schedule of Investments.
The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11. Controls and Procedures.
(a) Internal control over financial reporting is under the supervision of the principal executive and financial officers. On December 28, 2007, Mr. Nicholas Kaiser (President) and Mr. Christopher Fankhauser (Treasurer), reviewed the internal control procedures for Saturna Investment TrustFunds Trust and found them reasonable and adequate. (b) No change.

Item 12. Exhibits
Exhibits included with this filing:

(a) Code of Ethics.

(b) Certifications.
(1) Nicholas Kaiser, President, Saturna Investment Trust
(2) Christopher Fankhauser, Treasurer, Saturna Investment Trust

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SATURNA INVESTMENT TRUST

By:

/s/ Nicholas Kaiser
Nicholas Kaiser, President

Date: March 27, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Nicholas Kaiser
Nicholas Kaiser, President

Date: March 27, 2008

By:

/s/ Christopher Fankhouser
Christopher Fankhouser, Treasurer

Date: March 27, 2008